                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X]     Preliminary Proxy Statement
[ ]     Confidential, for Use of Commission Only (as permitted by
        Rule 14a-6(e)(2))
[ ]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                Deutsche Bank Alex. Brown Cash Reserve Fund, Inc.
                -------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
       ___________________________________________________________________
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
        (1)     Title of each class of securities to which transaction applies:
        (2)     Aggregate number of securities to which transaction applies:
        (3)     Per unit price or other underlying value of transaction
                computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        (4)     Proposed maximum aggregate value of transaction:
        (5)     Total fee paid:
[ ]     Fee paid previously with preliminary materials.
[ ]     Check box if any part of the fee is offset as provided by Exchange
        Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        (1)     Amount Previously Paid:
        (2)     Form, Schedule or Registration Statement No.:
        (3)     Filing Party:
        (4)     Date Filed:

                DEUTSCHE BANK ALEX. BROWN CASH RESERVE FUND, INC.
                                One South Street
                            Baltimore, Maryland 21202


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                            To Be Held July 30, 2002

         A special meeting of shareholders of Deutsche Bank Alex. Brown Cash Reserve Fund, Inc. (the "Fund") will be held at the offices of Deutsche Asset Management, Inc. ("DeAM, Inc."), One South Street, 30th Floor, Baltimore, Maryland 21202 on July 30, 2002 at 1:30 p.m. (Eastern time) (the "Special Meeting"). The Fund is an open-end management investment company, organized under the laws of the State of Maryland. The Fund is comprised of three series: the Prime Series, the Treasury Series and the Tax-Free Series (each a "Series").

         The Special Meeting is being held to consider and vote on the following matters for the Fund, as indicated below and more fully described under the corresponding Proposals in the Proxy Statement, and such other matters as may properly come before the Special Meeting or any adjournments thereof:

         PROPOSAL I:                        To approve a new investment advisory
         ----------                         agreement (a "New Advisory
         Each Series separately             Agreement") between the Fund, on
                                            behalf of each Series, and Deutsche
                                            Asset Management, Inc. ("DeAM,
                                            Inc.").

         PROPOSAL II:                       To approve a change in the Prime
         -----------                        Series' concentration policy.
         Prime Series only

         PROPOSAL III:                      To elect eleven Directors of the
         ------------                       Fund to hold office until their
         All Series together                respective successors have been duly
                                            elected and qualified or until their
                                            earlier resignation or removal,
                                            whose terms will be effective on the
                                            date of the Special Meeting or, in
                                            the event of an adjournment or
                                            adjournments of the Special Meeting,
                                            such later date as shareholder
                                            approval is obtained.

         The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournments thereof.

         The New Advisory Agreements described in Proposal I contain substantially similar provisions and do not differ in substance from the current advisory agreements pursuant to which services are provided to the Series, except for the dates of execution, effectiveness and initial term, certain changes to the "Delegation of Responsibilities" section (described in the Proxy Statement) and except that, under the New Advisory Agreements, DeAM, Inc., an indirect wholly owned subsidiary of Deutsche Bank AG ("Deutsche Bank"), would be the investment advisor rather than Investment Company Capital Corp. ("ICCC"), also an indirect wholly owned subsidiary of Deutsche Bank.

         The close of business on May 20, 2002 has been fixed as the record date for the determination of the shareholders of the Fund entitled to notice of, and to vote at, the Special Meeting. You are cordially invited to attend the Special Meeting.

         The Board of Directors of the Fund unanimously recommends that shareholders vote FOR each applicable Proposal and FOR the election of each nominee to the Board of Directors of the Fund.

         This notice and related proxy material are first being mailed to shareholders of the Fund on or about June 13, 2002. This proxy is being solicited on behalf of the Board of Directors of the Fund.

                                        By Order of the Board of Directors,

                                        Daniel O. Hirsch, Assistant Secretary

Baltimore, Maryland
June 10, 2002

--------------------------------------------------------------------------------
    WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE,
         DATE AND SIGN EACH ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN
             THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION
               OF YOUR SHARES (UNLESS YOU ARE VOTING BY TELEPHONE
                  OR THROUGH THE INTERNET). NO POSTAGE NEED BE
                       AFFIXED IF THE PROXY CARD IS MAILED
                       IN THE UNITED STATES. THE PROXY IS
                              REVOCABLE AT ANY TIME
                                PRIOR TO ITS USE.
--------------------------------------------------------------------------------

         IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT THE DEUTSCHE ASSET MANAGEMENT SERVICE CENTER AT 1-800-730-1313.

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

         Please indicate your voting instructions on each enclosed proxy card, sign and date the card(s) and return it or them in the envelope provided. If you sign, date and return the proxy card(s) but give no voting instructions, your shares will be voted "FOR" the approval of the new investment advisory agreements with Deutsche Asset Management, Inc.; "FOR" a change in the Prime Series' concentration policy; "FOR" the nominees for Director named in the attached Proxy Statement, and, in the discretion of the persons appointed as proxies, either "FOR" or "AGAINST" any other business that may properly arise at the Special Meeting or any adjournments thereof. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card(s) promptly. As an alternative to using the paper proxy card to vote, you may vote shares that are registered in your name, as well as shares held in "street name" through a broker, via the internet or telephone. To vote in this manner, you will need the 14-digit "control" number(s) that appear on your proxy card(s).

         To vote via the internet, please access [https://vote.proxy-direct.com] on the World Wide Web and follow the on-screen instructions.

         You may also call 1-800-___-____ and vote by telephone.

         If we do not receive your completed proxy card(s) after several weeks, our proxy solicitor, Georgeson Shareholder Communications, Inc., may contact you. Our proxy solicitor will remind you to vote your shares or will record your vote over the phone if you choose to vote in that manner.

--------------------------------------------------------------------------------


                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

         1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

         2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

         3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


                                   Registration                                 Valid Signature
                                   ------------                                 ---------------
Corporate Accounts
       (1) ABC Corp....................................................      ABC Corp.
                                                                             John Doe, Treasurer
       (2) ABC Corp....................................................      John Doe, Treasurer
       (3) ABC Corp. c/o John Doe, Treasurer...........................      John Doe
       (4) ABC Corp. Profit Sharing Plan...............................      John Doe, Director

Partnership Accounts
       (1) The XYZ Partnership.........................................      Jane B. Smith, Partner
       (2) Smith and Jones, Limited Partnership........................      Jane B. Smith, General Partner

Trust Accounts
       (1) ABC Trust Account...........................................      Jane B. Doe, Director
       (2) Jane B. Doe, Director u/t/d 12/28/78........................      Jane B. Doe

Custodial or Estate Accounts
       (1) John B. Smith, Cust. F/b/o John B. Smith Jr.
           UGMA/UTMA...................................................      John B. Smith
       (2) Estate of John B. Smith.....................................      John B. Smith, Jr.,
                                                                             Executor

                DEUTSCHE BANK ALEX. BROWN CASH RESERVE FUND, INC.
                                One South Street
                            Baltimore, Maryland 21202

             PROXY STATEMENT FOR THE SPECIAL MEETING OF SHAREHOLDERS

                            To Be Held July 30, 2002

                  This proxy statement ("Proxy Statement") is being furnished in connection with the solicitation by the Board of Directors of Deutsche Bank Alex. Brown Cash Reserve Fund, Inc. (the "Fund") on behalf of the Prime Series, Treasury Series, and Tax-Free Series (each a "Series") to be used at the special meeting of the Fund to be held at the offices of Deutsche Asset Management, Inc. ("DeAM, Inc."), One South Street, 30th Floor, Baltimore, Maryland 21202 on July 30, 2002 at 1:30 p.m. (Eastern time) and at any adjournments thereof (the "Special Meeting"). This Proxy Statement and accompanying proxy card(s) ("Proxy") are expected to be mailed to shareholders on or about June 13, 2002.

                  The Fund is comprised of three separate series: the Prime Series, the Treasury Series and the Tax-Free Series. The Prime Series has six classes and the Treasury and Tax-Free Series have two classes each. Each class has its own expense structure. However, since the proposals presented in this Proxy Statement uniformly affect each class of each Series, shareholders of each class of a Series may vote on all the proposals relevant to that Series, and each vote regardless of its class has equal weight.

                  The Special Meeting is being held to consider and vote on the following matters for the Fund, as indicated below and described more fully under the corresponding Proposals discussed herein, and such other matters as may properly come before the meeting or any adjournments thereof:

         PROPOSAL I:                      To approve a new investment advisory
         ----------                       agreement (a "New Advisory Agreement")
         Each Series separately           between the Fund, on behalf of each
                                          Series, and Deutsche Asset Management,
                                          Inc. ("DeAM, Inc.").

         PROPOSAL II:                     To approve a change in the Prime
         -----------                      Series' concentration policy.
         Prime Series only

         PROPOSAL III:
         ------------                     To elect eleven Directors of the Fund
         All Series together              to hold office until their respective
                                          successors have been duly elected and
                                          qualified or until their earlier
                                          resignation or removal, whose terms
                                          will be effective on the date of the
                                          Special Meeting or, in the event of an
                                          adjournment or adjournments of the
                                          Special Meeting, such later date as
                                          shareholder approval is obtained.

                  The appointed proxies will vote on any other business as may properly come before the Special Meeting or any adjournments thereof.

                  Shareholders of each Series are to consider the approval of a New Advisory Agreement between DeAM, Inc., an affiliate of the current investment advisor for the Series, and the Fund, on behalf of such Series.

                  Shareholders of the Prime Series are to consider the approval of a change to its concentration policy to require it, under normal business conditions, to invest more than 25% of its assets in securities of issuers in the financial services industry.

                  The shareholders of the Fund are also to consider the election of Richard R. Burt, S. Leland Dill, Martin J. Gruber, Richard T. Hale, Joseph R. Hardiman, Richard J. Herring, Graham E. Jones, Rebecca W. Rimel, Philip Saunders, Jr., William N. Searcy and Robert H. Wadsworth (the "Director Nominees") as Directors of the Fund. Messrs. Burt, Hale, Hardiman and Wadsworth and Ms. Rimel currently serve on the Board of Directors of the Fund. Messrs. Dill, Jones, Saunders and Searcy and Drs. Gruber and Herring currently serve on the Boards of Directors of various other investment companies within the Deutsche Asset Management family of funds.

                  Below is a chart describing which proposals affect each Series.

--------------------------------------------------------------------------------
SERIES                 PROPOSAL I         PROPOSAL II         PROPOSAL III
--------------------------------------------------------------------------------
Prime Series               Y                  Y                   Y
--------------------------------------------------------------------------------
Treasury Series            Y                                      Y
--------------------------------------------------------------------------------
Tax-Free Series            Y                                      Y
--------------------------------------------------------------------------------

                               VOTING INFORMATION

                  Notice of the Special Meeting and a Proxy accompany this Proxy Statement. In addition to solicitations made by mail, solicitations may also be made by telephone, telegraph, through the internet or in person by officers or employees of the Fund and certain financial services firms and their representatives, who will receive no extra compensation for their services. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund's shares, (c) payment to Georgeson Shareholder Communications, Inc. for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by DeAM, Inc. DeAM, Inc. has engaged Georgeson Shareholder Communications, Inc., a proxy solicitation firm, at an estimated total cost of $______. However, the exact cost will depend on the amount and types of services rendered. If the Fund records votes by telephone or through the internet, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that Proxies voted by mail may be revoked.

                  The most recent Annual Report of the Fund containing audited financial statements for the fiscal year ended March 31, 2002 (the "Report"), has previously been furnished to shareholders. An additional copy of the Report will be furnished without charge upon request by writing to the Fund at the address set forth on the cover of this Proxy Statement or by calling 1-800-730-1313. The Report is also available on the DeAM, Inc. website at www.deam-us.com.

                  If the enclosed Proxy is properly executed and returned in time to be voted at the Special Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. Shares of the Fund are entitled to one vote each at the Special Meeting and fractional shares are entitled to proportionate shares of one vote. If no instructions are marked on the Proxy with respect to a specific Proposal, the Proxy will be voted "FOR" the approval of such Proposal and in accordance with the judgment of the persons appointed as proxies with respect to any other matter that may properly come before the Special Meeting. Any shareholder giving a Proxy has the right to attend the Special Meeting to vote his/her shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time prior to its exercise by executing a superseding Proxy or by submitting a written notice of revocation to the Fund's secretary (the "Secretary"). To be effective, such revocation must be received by the Secretary prior to the Special Meeting. Merely attending the Special Meeting without voting will not revoke a prior Proxy.

                  Deutsche Bank Trust Company Americas (formerly, Bankers Trust Company) ("Deutsche Bank Trust") will vote any shares in accounts as to which Deutsche Bank Trust has voting authority, and shares in any other accounts as to which Deutsche Bank Trust is the owner of record, which are not otherwise represented in person or by proxy at the Special Meeting. Accordingly, for all Proposals, Deutsche Bank Trust will vote shares of the Fund over which it has voting discretion in accordance with its fiduciary and other legal obligations, and in its discretion may consult with the beneficial owners or other fiduciaries. As to shares of the Fund for which Deutsche Bank Trust is the owner of record but does not have voting discretion, and which are not otherwise represented in person or by proxy at the Special Meeting, Deutsche Bank Trust will vote such shares as follows: (a) with respect to Proposals I and III, Deutsche Bank Trust will vote for, against, or abstaining, in the same proportion as the votes cast by holders of all shares in the Fund otherwise represented at the Special Meeting (a practice commonly referred to as "mirror" or "echo" voting); and (b) with respect to Proposal II, Deutsche Bank Trust will vote according to instructions it receives from the beneficial owner. If no instructions are received with respect to (b), Deutsche Bank Trust will neither vote "for" nor "against" Proposal II, but may return a proxy indicating such shares are "present" for purposes of determining a quorum.

                  In the event that a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of Proxies with respect to the Proposal. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by Proxy. A shareholder vote may be taken on one or more of the Proposals in the Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. A quorum of shareholders is constituted by the presence in person or by proxy of the holders of, for the Fund, a majority of the outstanding shares of the Fund entitled to vote at the Special Meeting. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, Proxies from brokers or nominees indicating that these persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. (See "Vote Required" for a further discussion of abstentions and broker non-votes.)

                  Shareholders of record at the close of business on May 20, 2002 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting. The number of shares of each class of each Series that were issued and outstanding as of the Record Date are set forth in Exhibit A to this Proxy Statement.

                  In order that your shares may be represented, you are requested to (unless you are voting by telephone or through the internet):

                  .    indicate your instructions on the Proxy (or Proxies);
                  .    date and sign the Proxy (or Proxies); and
                  .    mail the Proxy (or Proxies) promptly in the enclosed
                       envelope.

Instructions for voting by telephone or through the internet are included in the attachment to the Notice of Special Meeting of Shareholders and on the Proxy (or Proxies) enclosed with this Proxy Statement.


Beneficial Ownership of Shares of the Fund

                  Exhibit B to this Proxy Statement sets forth information as of the Record Date regarding the beneficial ownership of the Fund's shares by the only persons known by the Fund to beneficially own more than five percent of the outstanding shares of each class of the Fund. Unless otherwise indicated, each person has sole investment and voting power (or shares this power with his or her spouse) with respect to the shares set forth in Exhibit B. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares. [Collectively, the Directors, Director Nominees and executive officers of the Fund own less than 1% of each class' outstanding shares.]


Background

                  The Fund. The Fund is a registered open-end management investment company established as a Maryland corporation. Investment Company Capital Corp. ("ICCC"), located at One South Street, Baltimore, Maryland 21202, currently acts as the investment advisor to each Series pursuant to the terms of three separate investment advisory agreements, one for each Series (the "Current Advisory Agreements"). Pursuant to the Current Advisory Agreements, ICCC supervises and assists in the management of the assets of each Series and furnishes each Series with research, statistical, advisory and managerial services. ICCC pays the ordinary office expenses of the Fund and the compensation, if any, of all officers and employees of the Fund and all Directors who are "interested persons" (as defined in the Investment Company Act of 1940 (the "1940 Act")) (each, an "Interested Director") of the Fund.

                                   PROPOSAL I

                       APPROVAL OF NEW ADVISORY AGREEMENTS


         It is proposed that shareholders of each Series approve a new investment advisory agreement between the Fund, on behalf of that Series, and DeAM, Inc. The New Advisory Agreements contain substantially similar provisions and do not differ in substance from the Current Advisory Agreements pursuant to which services are provided to the Series except for the dates of execution, effectiveness and initial term, certain changes to the "Delegation of Responsibilities" section and except that, under the New Advisory Agreements, DeAM, Inc., an indirect wholly owned subsidiary of Deutsche Bank, would be the investment advisor rather than ICCC. See "Differences Between the Current and New Advisory Agreements."


The Advisory Agreements

                  The Current Advisory Agreements. ICCC currently serves as investment advisor to each Series (as discussed earlier) pursuant to the Current Advisory Agreements. The Current Advisory Agreements were initially approved by the Board, including a majority of those Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or ICCC (the "Independent Directors").

                  Exhibit C to this Proxy Statement lists: (i) the date of the Current Advisory Agreements; and (ii) the most recent date on which the Current Advisory Agreements were approved by the Fund's Directors, including a majority of the Independent Directors, and each Series' shareholders.

                  The New Advisory Agreements. The form of the New Advisory Agreement for the Prime Series is attached to this Proxy Statement as Exhibit D. The form of the New Advisory Agreement for the Treasury Series is attached to this Proxy Statement as Exhibit E. The form of the New Advisory Agreement for the Tax-Free Series is attached to this Proxy Statement as Exhibit F. The description of the New Advisory Agreements set forth below is qualified in its entirety by reference to Exhibits D, E and F. If shareholders approve the New Advisory Agreements, each agreement will remain in effect for an initial term of two years from its effective date, and may be renewed annually thereafter only if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" (as defined in the 1940 Act; see "Vote Required" below) of the relevant Series, or by the Board of Directors and, in either event, the vote of a majority of the Independent Directors of the Fund, cast in person at a meeting called for such purpose.

                  The New Advisory Agreements are being proposed as a means to simplify the organizational structure of Deutsche Bank's U.S. mutual fund operations, enhance the efficiency of their administration and promote consistency of internal controls, compliance and regulatory oversight. The New Advisory Agreements are to be implemented within two years of the date of the Special Meeting upon approval of the Fund's Board of Directors, including a majority of the Independent Directors. The deferral in implementing the New Advisory Agreements may be needed to permit a sufficient amount of time to plan, prepare and institute the necessary arrangements to consolidate Deutsche Bank's U.S. mutual fund operations.

                  Differences Between the Current and New Advisory Agreements. As stated above, the terms and conditions -- including the services to be provided and the fees to be paid therefor -- of the New Advisory Agreements contain substantially similar provisions and do not differ in substance from the Current Advisory Agreements except for the dates of execution, effectiveness and initial term, and except that, under the New Advisory Agreements, DeAM, Inc., an indirect wholly owned subsidiary of Deutsche

Bank, would be the investment advisor rather than ICCC and the "Delegation of Responsibilities" section of the agreement has been revised.

                  Both the Current Advisory Agreements and the New Advisory Agreements permit the investment advisor, ICCC and DeAM, Inc. respectively, to delegate the performance of advisory services to another party under certain conditions. The New Advisory Agreements revise this provision as it applies to the delegation of authority to a company that the investment advisor controls, is controlled by or under common control with, in the following ways:

                  1. The New Advisory Agreements clarify that a delegation must be approved in advance by both the Independent Directors and the full Board of Directors of the Fund, whereas the Current Advisory Agreements state that a delegation must be approved by the Board of Directors and the shareholders of the relevant Series, to the extent required by the 1940 Act;

                  2. The New Advisory Agreements clarify that DeAM, Inc. may, with the prior approval of the Board of Directors and the Independent Directors, adjust the duties of the delegate, the portion of any Series' assets being managed by the delegate, and the fees that DeAM, Inc. shall pay to the delegate; and

                  3. While both the Current Advisory Agreements and the New Advisory Agreements require the investment advisor to supervise the performance of any delegate, the New Advisory Agreements clarify that any delegation shall not relieve DeAM, Inc. of any of its obligations under the New Advisory Agreements.

                  Other provisions of the New Advisory Agreements are substantially similar to the Current Advisory Agreements. Under the terms of the New Advisory Agreements, DeAM, Inc. agrees to provide each Series with investment advisory services, including the investment and reinvestment of the cash, securities or other properties comprising the Series' assets. Subject to the supervision and control of the Board of Directors, DeAM, Inc. agrees, in carrying out its obligations, to conform to (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder, (b) the provisions of the Fund's registration statement, (c) the provisions of the Fund's Articles of Incorporation and By-Laws, and (d) any other applicable provisions of state and federal law.

                  Under the terms of each New Advisory Agreement, DeAM, Inc. agrees to (a) supervise and manage all aspects of the Series' operations, except for distribution services; (b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of the Series, (c) provide the Series with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors; (d) provide the Series with, or obtain for it, adequate office space and all necessary office equipment and services for the Fund's principal office; (e) obtain and evaluate pertinent information about significant developments and certain other information, whether affecting the economy generally or the Series; (f) determine which issuers and securities will be represented in the portfolio and regularly report thereon to the Fund's Board of Directors; (g) take all actions necessary to carry into effect the Series' purchase and sale programs; (h) supervise the operations of the Series' transfer and dividend disbursing agent; (i) provide the Series with such administrative and clerical services for the maintenance of certain shareholder records, as are deemed advisable by the Fund's Board of Directors; and, (j) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the shareholders of the Series and reports to and filings with the Securities and Exchange Commission and state Blue Sky authorities, which may be required for the Series.

                  The investment advisory fee rate proposed to be charged to each Series under its New Advisory Agreement is the same as the investment advisory fee rate charged to that Series under its Current Advisory Agreement. The advisory fee rate paid by each Series under its Current Advisory Agreement and the advisory fee paid by each Series for the most recent fiscal year is set forth in Exhibit G to this Proxy Statement. Exhibit G also sets forth other fees paid to ICCC and its affiliates during the last fiscal year of the Fund.

                  Generally. If approved, the New Advisory Agreements will remain in effect for an initial term of two years (unless sooner terminated), and shall remain in effect from year to year thereafter if approved annually (1) by the Board of Directors or by the holders of a majority of the Series' outstanding voting securities and (2) by a majority of the Independent Directors who are not parties to such contract or agreement. Like the Current Advisory Agreements, each New Advisory Agreement will terminate upon assignment by any party and is terminable, without penalty, on 60 days' written notice by the Board of Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Series or upon 60 days' written notice by DeAM, Inc.

                  The services of DeAM, Inc. are not deemed to be exclusive and nothing in the New Advisory Agreements prevents it or its affiliates from providing similar services to other investment companies, and their series, and other clients (whether or not their investment objectives and policies are similar to those of the Series) or from engaging in other activities. In addition, DeAM, Inc. is obligated to pay those expenses specified in the New Advisory Agreements associated with providing the services contemplated by the New Advisory Agreements. The Fund bears certain other expenses including the fees of the Fund's Board. The Fund also pays any extraordinary expenses incurred.

                  Under each New Advisory Agreement, DeAM, Inc. will exercise its best judgment in rendering its advisory services. DeAM, Inc. will not be liable for any error of judgment or mistake of law or for any loss suffered by the Series in connection with the matters to which the New Advisory Agreement relate, provided that nothing therein shall be deemed to protect or purport to protect DeAM, Inc. against any liability to the Series or to its shareholders to which DeAM, Inc. could otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of DeAM, Inc.'s reckless disregard of its obligations and duties under each New Advisory Agreement.

                  DeAM, Inc., will allocate and place all orders for portfolio transactions of the Series' securities. When it can be done consistently with the policy of obtaining the most favorable net results, DeAM, Inc. may place such orders with brokers and dealers who provide market, statistical and other research information to the Fund or DeAM, Inc. DeAM, Inc. is authorized, under certain circumstances, when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction on account of the receipt of brokerage or research services. When it can be done consistently with obtaining best execution, in selecting brokers and dealers with which to place portfolio transactions for the Series, DeAM, Inc. may consider its affiliates and also firms that sell shares of mutual funds advised by DeAM, Inc. or recommend the purchase of such funds.

Management of the Fund

                  The Current Advisor. ICCC, located at One South Street, Baltimore, Maryland 21202, currently acts as the investment advisor to each Series. ICCC is registered as an investment advisor and serves as investment advisor to 25 other investment companies. As of March 31, 2002, ICCC had approximately $9.6 billion of assets under management. ICCC is an indirect wholly owned subsidiary of Deutsche Bank.

                  The principal occupations of each director and principal executive officer of ICCC are set forth in Exhibit H to this Proxy Statement. The principal business address of each director and principal executive officer as it relates to his or her duties at ICCC, is One South Street, Baltimore, Maryland 21202.

                  The Proposed New Advisor. DeAM, Inc., an indirect wholly owned subsidiary of Deutsche Bank, is located at 280 Park Avenue, New York, New York 10017. DeAM, Inc. is registered as an investment advisor and provides a full range of investment advisory services to institutional and retail clients. DeAM, Inc. serves as investment advisor to 30 other investment companies and investment sub-advisor to 53 other investment companies. See Exhibit I to this Proxy Statement for a list of those investment companies that DeAM, Inc. advises that have investment objectives similar to those of the Fund, together with information regarding the fees charged to those companies. As of March 31, 2002, DeAM, Inc. had approximately $97 billion of assets under management.

                  The principal occupations of each director and principal executive officer of DeAM, Inc. are set forth in Exhibit H to this Proxy Statement. The principal business address of each director and principal executive officer as it relates to his or her duties at DeAM, Inc., is 280 Park Avenue, New York, New York 10017.

                  Deutsche Bank. Deutsche Bank, Aktiengesellschaft, Taunusalage 12, D-60262, Frankfurt am Main, Federal Republic of Germany, is an international commercial and investment banking group and a leading integrated provider of financial services to institutions and individuals throughout the world. It is organized in Germany and is a publicly traded entity. Its shares trade on many exchanges including the New York Stock Exchange and Xetra (German Stock Exchange). It is engaged in a wide range of financial services, including retail, private and commercial banking, investment banking and insurance. Deutsche Bank has combined all of its investment management businesses to form Deutsche Asset Management (the marketing name in the US for the asset management activities of Deutsche Bank and its subsidiaries), which as of March 31, 2002 had more than $[231] billion in assets under management. Deutsche Asset Management acts as investment manager to [96] US open and closed-end investment companies, which in the aggregate had approximately $[53] billion of assets under management as of March 31, 2002.

                  Directors and Officers. Biographical information about the Director Nominees and the executive officers is provided under Proposal III in this Proxy Statement. Certain other information about the Director Nominees and each executive officer of the Fund is provided in Exhibit J to this Proxy Statement.

Recommendation of the Board

                  At a meeting of the Board of Directors of the Fund held on March 26, 2002 called for the purpose of, among other things, voting on approval of the New Advisory Agreements, the Board, including the Independent Directors, unanimously approved, subject to shareholder approval, the New Advisory Agreements. In reaching this conclusion, the Board of Directors obtained such information as they deemed reasonably necessary to approve DeAM, Inc. as investment advisor to each Series. In approving the New Advisory Agreements, the Independent Directors considered numerous factors, including, among other things
(i) the standards set forth in written materials previously provided to the Independent Directors by their counsel and (ii) representations by Fund management that the change to

DeAM, Inc., an affiliate of ICCC, is a matter of administrative convenience and that no material changes will result with respect to the services currently provided to each Series.

                  Based on the factors discussed above, and others, the Board of Directors determined that the New Advisory Agreements are fair and reasonable and in the best interest of each Series and its shareholders. Based on all of the foregoing, at a meeting on March 26, 2002, the Board of Directors, including the Independent Directors of the Fund, voted unanimously to approve the New Advisory Agreements and to recommend them to the shareholders of the respective Series for their approval.

Required Vote

                  Approval of each New Advisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act; see "Vote Required") of the Series.

                  Therefore, after careful consideration, the Board of Directors, including the Independent Directors, recommends that the shareholders of each Series vote "FOR" the approval of the New Advisory Agreements as set forth in this Proposal.

                  If the New Advisory Agreements are approved by the shareholders, the agreements will become effective on their respective effective dates. If the New Advisory Agreement for a Series is not approved by the shareholders, the Current Advisory Agreement for that Series will continue in effect, subject to any requisite approval(s) of the Board of Directors or the Series' respective shareholders, and the Board of Directors will consider what other action is appropriate based upon the interests of the shareholders.

                                   PROPOSAL II

                    APPROVAL OF A CHANGE IN THE PRIME SERIES'
                              CONCENTRATION POLICY

                  It is proposed that shareholders of the Prime Series approve a change in the Series' fundamental policy concerning concentration. Currently, the Prime Series does not concentrate its investments, i.e., under normal business conditions it will not invest more than 25% of its total assets in securities of issuers in the same industry or a group of industries. The proposed change in the Prime Series' concentration policy would require the Series to invest, under normal business conditions, more than 25% of its total assets in obligations of banks and other financial institutions.

                  As disclosed in the current prospectus for the Prime Series, obligations of banks and other financial institutions are among the principal investments of the Prime Series. Approval of this Proposal will enable the Prime Series to invest more than 25% of its total assets in such obligations. These obligations may include, but are not limited to, certificates of deposit, bankers' acceptances, time deposits, commercial paper, and other obligations issued by US or foreign banks, and other financial institutions.

                  The Board of Directors believes that changing the Prime Series' fundamental policy concerning concentration would provide the Series with greater flexibility for future contingencies. Fund management believes that the change is desirable because an increasing number of instruments suitable for investment by money market funds are issued or guaranteed by banks and other financial institutions. In addition, the change would conform the Series' policy with that of certain other money market funds managed by the same portfolio manager.

                  The Prime Series will continue to pursue the same investment objective, seeking as high a level of current income as is consistent with preservation of capital and liquidity, by investing in high quality short-term money market instruments. The Prime Series will continue to invest solely in US dollar-denominated securities presenting minimal credit risk and maturing in 397 days or less. The Prime Series will continue to maintain an average maturity of 90 days or less. All securities purchased by the Prime Series will continue to be, at the time of purchase, rated in one of the two highest rating categories by Moody's Investors Service, Inc., Standard & Poor's Ratings Group, or Fitch, Inc. or, if unrated, determined to be of similar quality by the investment advisor.

                  The Prime Series will continue to be subject to the risks disclosed in its current prospectus, except that if this Proposal is approved, the Prime Series will increase its investment in obligations of banks and other financial services entities. This increased investment will cause the Prime Series to be subject to the risks peculiar to banks and other financial institutions to a greater extent than if its investments were not so concentrated. These risks include those associated with changing interest rates, credit defaults, banking regulations, and changing economic conditions.

Recommendation of the Board

                  The Board of Directors of the Fund on May __, 2002 [unanimously] approved by written consent, subject to shareholder approval, the amendment of the Prime Series' concentration policy to require the Series to invest, under normal business conditions, more than 25% of its total assets in obligations of banks and other financial institutions. In approving the change in the Prime Series' concentration policy, the Board of Directors requested and obtained such information as they deemed reasonably necessary to evaluate the Proposal. [In this connection, the Board of Directors considered, among other factors, DeAM, Inc.'s experience in managing money market funds having a concentration policy substantially similar to that proposed herein and the performance of those funds, the availability of high quality debt obligations of financial services entities, the characteristics of the obligations in which the Series would concentrate and the market in which those obligations are traded, and the particular risks associated with concentrating the Prime Series' investments in the financial services industry].

                  Based on these and other factors, the Board of Directors determined it would be in the best interests of the Prime Series and its shareholders if the Series concentrated its investments in debt obligations of banks and financial institutions. Accordingly, the Board of Directors [unanimously] approved by written consent to change the Prime Series' concentration policy to require it to invest, under normal business conditions, more than 25% of its total assets in debt obligations of banks and financial institutions.

Required Vote

                  Approval of the change in the Prime Series' concentration policy requires the affirmative vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act; see "Vote Required") of the Series.

                  Therefore after careful consideration, the Board of Directors recommends that shareholders of the Prime Series vote "FOR" the approval of a change in the Prime Series' concentration policy.

                  If the change in the Prime Series' concentration policy is approved by shareholders, the new policy will take effect as soon as practicable. If the change in the Prime Series' concentration policy is not approved by shareholders, the Series' current policy of not concentrating its investments in any single industry or group of industries will continue in effect and the Board of Directors will consider what other action is appropriate based upon the interests of the shareholders.

                                  PROPOSAL III

                 ELECTION OF NOMINEES TO THE BOARD OF DIRECTORS
                                   OF THE FUND

                  It is proposed that eleven Director Nominees are to be elected at the Special Meeting to comprise the entire Board of Directors of the Fund to serve until their successors have been duly elected and qualified or until their earlier resignation or removal. The Independent Director Nominees were recently selected by a Nominating Committee of the Board comprised entirely of the Independent Directors of the Board and nominated by the full Board at a meeting held on March 26, 2002. If elected, the terms of the eleven Director Nominees will begin on the date of the Special Meeting or, in the event of an adjournment or adjournments of the Special Meeting, such later date as shareholder approval is obtained, upon their respective acceptances of their election in writing (the "Effective Date"); until that time, the current Board members will continue their terms. It is anticipated that Messrs. Levy, McDonald, Semans and Vogt, each a current member of the Board of Directors, will resign effective the Effective Date if Proposal III is approved by the shareholders of the Fund. The names and ages of the Director Nominees, their principal occupations during the past five years and certain of their other affiliations are provided below. No Independent Director or Independent Director Nominee of the Fund serves or will serve as an officer of the Fund. Each of the Director Nominees has agreed to serve if elected at the Special Meeting. It is the intention of the persons designated as proxies in the Proxy, unless otherwise directed therein, to vote at the Special Meeting for the election of the Director Nominees named below. If any Director Nominee is unable or unavailable to serve, the persons named in the Proxies will vote the Proxies for such other person(s) as the Board of Directors may recommend.

                  The nomination of these persons to serve as the Board of Directors of the Fund reflects an overall plan to coordinate and enhance the efficiency of the governance of the Fund and of certain other investment companies that are managed, advised, sub-advised or administered by DeAM, Inc. (along with certain other investment companies managed, advised or administered by ICCC) (the "DeAM Funds"). The proposal concerning the size and composition of the Board of Directors was suggested to the Board by ICCC and reviewed by the current Independent Directors of the Board. Messrs. Burt, Hale (interested director), Hardiman and Wadsworth and Ms. Rimel currently serve on the Board of Directors of the Fund. Each of the other Independent Director Nominees already serves as an independent board member for one or more other DeAM Funds and understands the operations of the fund complex.

                  ICCC recommended, and the Board agreed, that the Fund should be governed by a larger Board of Directors composed of the same members as are expected to govern certain other DeAM Funds. Presently, the Board membership of the Fund and the board membership of the other DeAM Funds are not identical. Nine persons currently serve on the Board of Directors of the Fund and between eight and nine persons currently serve on the boards of the other DeAM Funds. If shareholders elect each of the Director Nominees, certain of the existing Directors will be joined by certain of the board members of the other DeAM Funds. Although the By-Laws of the Fund provide that the Board of Directors may consist of a maximum of fifteen directors, Fund management proposed, and the Board agreed, that only eleven Director Nominees be submitted for election. Proxies cannot be voted for a greater number of persons than the number of Director Nominees named.

                  It is currently anticipated that the boards of the other DeAM Funds will approve the expansions of their boards and the appointment of new board members so that each of the DeAM Funds' boards is ultimately identically comprised.

                  On June 4, 1999, Bankers Trust Company, the parent company of ICCC at that time, merged with Deutsche Bank. This merger and subsequent change in control of ICCC required compliance with Section 15(f) of the 1940 Act. At that time, pursuant to Section 15(f), the Board declared its intention that at least 75% of its members would be disinterested persons within the contemplation of Section 15(f) and would remain disinterested persons for at least three years after the merger. The Board has complied with this provision and will continue to be in compliance if this Proposal to elect directors is approved.

                  The following information is provided for each Director Nominee and executive officer of the Fund's Board as of the end of the most recently completed calendar year. The first section of the table lists information for each Director Nominee who is an Independent Director Nominee. Information for the Interested Director Nominee follows. The Interested Director Nominee is considered to be an interested person as defined by the 1940 Act because of his employment with DeAM, Inc. The mailing address for the Director Nominees and the executive officers with respect to Fund operations is One South Street, Baltimore, Maryland, 21202.


              INFORMATION CONCERNING DIRECTOR NOMINEES AND OFFICERS

Name, Birth Date and           Business Experience and Directorships During the              Number of Funds in
Position with the Fund         Past 5 Years                                                  the Fund Complex to
                                                                                             be Overseen by
                                                                                             Director Nominee/1/
Independent
Director Nominees
-----------------

Richard R. Burt                Chairman, IEP Advisors, Inc. (July 1998 to present);                   71
2/3/47                         Chairman of the Board, Weirton Steel Corporation/2/
Director since 1999.           (April 1996 to present); Member of the Board, Hollinger
                               International, Inc./2/ (publishing) (1995 to
                               present), HCL Technologies Limited (information
                               technology) (April 1999 to present), UBS Mutual
                               Funds (formerly known as Brinson and Mitchell
                               Hutchins families of funds) (registered
                               investment companies) (1995 to present); and
                               Member, Textron Inc./2/ International Advisory
                               Council (July 1996 to present). Formerly,
                               Partner, McKinsey & Company (consulting)
                               (1991-1994) and U.S. Chief Negotiator in
                               Strategic Arms Reduction Talks (START) with
                               former Soviet Union and U.S. Ambassador to the
                               Federal Republic of Germany (1985-1991); Member
                               of the Board, Homestake Mining/2/ (mining and
                               exploration) (1998 - February 2001), Archer
                               Daniels Midland Company/2/(agribusiness
                               operations) (October 1996-June 2001) and Anchor
                               Gaming (gaming software and equipment) (March
                               1999-December 2001). Director of 25 investment
                               companies managed, advised or administered by
                               ICCC or its affiliates.

Name, Birth Date and           Business Experience and Directorships During the              Number of Funds in
Position with the Fund         Past 5 Years                                                  the Fund Complex to
                                                                                             be Overseen by
                                                                                             Director Nominee/1/

S. Leland Dill                 Trustee and Audit Committee Chairman, Phoenix Zweig Trust              71
3/28/30                        (September 1989 to present), Phoenix Euclid Funds (May 1998
Nominee                        to present) (registered investment companies); Retired (since
                               1986). Formerly, Partner, KPMG Peat Marwick (June
                               1956-June 1986); Director, Vintners International
                               Company Inc. (wine production)(June 1989-May
                               1992), Coutts (USA) International (January
                               1992-March 2000), Coutts Trust Holdings Ltd.,
                               Coutts Group (March 1991-March 1999)
                               (international private banking arm of The Royal
                               Bank of Scotland); General Partner, Pemco
                               (insurance) (June 1979-June 1986). Trustee of ___
                               investment companies managed, advised or
                               administered by ICCC or its affiliates.

Martin J. Gruber               Nomura Professor of Finance, Leonard N. Stern School of                71
7/15/37                        Business, New York University (1964 to present); Director,
Nominee                        College Retirement Equities Fund (2000 to present); Japan
                               Equity Fund, Inc. (1992 to present), Thai Capital Fund, Inc.
                               (2000 to present) and Singapore Fund, Inc. (2000 to present)
                               (registered investment companies).  Formerly, Director, S.G.
                               Cowen Mutual Funds (1985 to 2001). Trustee of ___ investment companies managed, advised or administered by ICCC or its
                               affiliates.

Richard J. Herring             Jacob Safra Professor of International Banking and                     71
2/18/46                        Professor, Finance Department, The Wharton School,
Nominee                        University of Pennsylvania (1972 to present); Director,
                               Lauder Institute of International Management
                               Studies (2000 to present); Co-Director, Wharton
                               Financial Institutions Center (2000 to present)
                               and Member, Shadow Financial Regulatory Committee
                               (1990 to present). Trustee of ___ investment
                               companies managed, advised or administered by
                               ICCC or its affiliates.

Name, Birth Date and           Business Experience and Directorships During the              Number of Funds in
Position with the Fund         Past 5 Years                                                  the Fund Complex to
                                                                                             be Overseen by
                                                                                             Director Nominee/1/

Joseph R. Hardiman             Private Equity Investor (1997 to present); Director,                   71
05/27/37                       Soundview Technology Group Inc. (investment banking) (July
Director since 1998.           1998 to present), Corvis Corporation/2/ (optical networking equipment) (July 2000 to present), Brown Investment Advisory
                               & Trust Company (investment advisor) (February 2001 to
                               present), The Nevis Fund (registered investment company)
                               (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly,
                               Director, Circon Corp./2/ (medical instruments) (November
                               1998-January 1999); President and Chief Executive Officer,
                               The National Association of Securities Dealers, Inc. and The
                               NASDAQ Stock Market, Inc. (1987-1997); Chief Operating
                               Officer of Alex. Brown & Sons Incorporated (now Deutsche
                               Bank Securities Inc.) (1985-1987); General Partner, Alex.
                               Brown & Sons Incorporated (now Deutsche Bank Securities
                               Inc.) (1976-1985).  Director of 23 investment companies
                               managed, advised or administered by ICCC or its affiliates.

Graham E. Jones                Senior Vice President, BGK Properties, Inc. (1994 to                   71
01/31/33                       present); Trustee, 8 open-end mutual funds managed by Weiss,
Nominee                        Peck & Greer (1985 to present) and Trustee of 21 open-end
                               mutual funds managed by Sun Capital Advisers, Inc. (1998 to present).  Formerly, Director of open-end and closed-end
                               mutual funds managed by Morgan Stanley Investment Management
                               Inc. (1987-2001).  Trustee of 12 investment companies
                               managed, advised or administered by ICCC or its affiliates.

Rebecca W. Rimel               President and Chief Executive Officer, The Pew Charitable              71
4/10/51                        Trusts (charitable foundation) (1994 to present) and
Director since 1995.           Director and Executive Vice President, The Glenmede Trust
                               Company (investment trust and wealth management)
                               (1994 to present). Formerly, Executive Director,
                               The Pew Charitable Trusts (1988-1994) and
                               Director, ISI Family of Funds (registered
                               investment companies) (1997-1999). Director of 25
                               investment companies managed, advised or
                               administered by ICCC or its affiliates.

Name, Birth Date and           Business Experience and Directorships During the              Number of Funds in
Position with the Fund         Past 5 Years                                                  the Fund Complex to
                                                                                             be Overseen by
                                                                                             Director Nominee/1/

Philip Saunders, Jr.           Principal, Philip Saunders Associates (Economic and                    71
10/11/35                       Financial Consulting) (1998 to present).  Formerly,
Nominee                        Director, Financial Industry Consulting, Wolf & Company
                               (consulting)(1987-1988); President, John Hancock Financial
                               Services (1984-1986); Senior Vice President of Treasury and
                               Financial Services, John Hancock Mutual Life Insurance
                               Company, Inc. (1982-1986).  Trustee of ___ investment
                               companies managed, advised or administered by ICCC or its
                               affiliates.

William N. Searcy              Pension & Savings Trust Officer, Sprint Corporation/2/                 71
09/03/46                       (telecommunications) (1989 to present); Trustee and Chairman
Nominee                        of the Audit Committee, Sun Capital Advisers Trust (1998 to
                               present).  Trustee of ___ investment companies managed,
                               advised or administered by ICCC or its affiliates.

Robert H. Wadsworth            President, Robert H. Wadsworth Associates, Inc. (consulting            71
1/29/40                        firm) (1982 to present); President and Director, Trust for
Director since 1999.           Investment Managers (registered investment company) (1999 to present); Director, The Germany Fund Inc. (1986 to present),
                               The New Germany Fund, Inc. (1992 to present) and Central
                               European Equity Fund, Inc. (1986 to present).  Formerly
                               President, Investment Company Administration, L.L.C. (1992*-
                               July 2001); President, Treasurer and Director, First Fund
                               Distributors, Inc. (1990 - January 2002); Vice President,
                               Professionally Managed Portfolios and Advisors Series Trust
                               (registered investment companies) (dates) and President,
                               Guinness Flight Investment Funds, Inc. (registered
                               investment companies) (dates). Director of 25 investment
                               companies managed, advised or administered by ICCC or its
                               affiliates.
                               * Inception date of the corporation which was the
                               predecessor to the LLC.

Name, Birth Date and           Business Experience and Directorships During the              Number of Funds in
Position with the Fund         Past 5 Years                                                  the Fund Complex to
                                                                                             be Overseen by
                                                                                             Director Nominee/1/


Interested Director
-------------------
Nominee
-------
Richard T. Hale/3/             Managing Director, Deutsche Bank Securities Inc. (formerly             71
7/17/45                        Deutsche Banc Alex. Brown Inc.) and Deutsche Asset
Director since 1989 and        Management (1999 to present); Director and President,
President.                     Investment Company Capital Corp. (registered investment
                               advisor) (1996 to present).  Director/Director and
                               President, Deutsche Asset Management Mutual Funds (1989 to
                               present); Director, Deutsche Global Funds, Ltd. (2000 to
                               present), CABEI Fund (2000 to present), North American
                               Income Fund (2000 to present); Vice President, Deutsche
                               Asset Management, Inc. (2000 to present).  Chartered
                               Financial Analyst.  Formerly, Director, ISI Family of Funds
                               (registered investment companies) (dates). Director of 52
                               investment companies managed, advised or administered by
                               ICCC or its affiliates.
Officers
--------
Richard T. Hale                See information provided under Interested Director Nominee.
President since 2000.

Amy M. Olmert                  Director, Deutsche Asset Management (January 1999 to
5/14/63                        present); Certified Public Accountant (1989 to present).
Secretary since 1997.          Formerly, Vice President, BT Alex. Brown Incorporated,
                               (Deutsche Bank Securities Inc.) (1997-1999); Senior Manager,
                               Coopers & Lybrand L.L.P. (PricewaterhouseCoopers LLP)
                               (1992-1997).

Name, Birth Date and           Business Experience and Directorships During the              Number of Funds in
Position with the Fund         Past 5 Years                                                  the Fund Complex to
                                                                                             be Overseen by
                                                                                             Director Nominee/1/

Charles A. Rizzo               Director, Deutsche Asset Management (April 2000 to present);
8/5/57                         Certified Public Accountant; Certified Management
Treasurer since 1999.          Accountant.  Formerly, Vice President and Department Head,
                               BT Alex. Brown Incorporated (Deutsche Bank Securities Inc.)
                               (1998-1999); Senior Manager, Coopers & Lybrand L.L.P.
                               (PricewaterhouseCoopers LLP) (1993-1998).

Daniel O. Hirsch               Managing Director, Deutsche Asset Management (2002 to
3/27/54                        present) and Director, Global Funds Ltd. (2002 to present).
Assistant Secretary since      Formerly, Director, Deutsche Asset Management (1999-2002),
1999.                          Principal, BT Alex. Brown Incorporated, (Deutsche Bank
                               Securities Inc.) (1998-1999); Assistant General Counsel,
                               United States Securities and Exchange Commission (1993-1998).

___________
1. As of March 31, 2002, the total number of funds in the Deutsche Asset Management Fund Complex (the "Fund Complex") is 71. The Fund Complex consists of the following: Flag Investors Communications Fund, Flag Investors Equity Partners Fund, Flag Investors Value Builder Fund, Emerging Growth Fund, Real Estate Securities Fund, Short-Intermediate Income Fund, Deutsche Bank Alex. Brown Cash Reserve Fund, Deutsche Investors Funds, Deutsche Investors Portfolios Trust, BT Investment Funds, BT Advisor Funds, BT Institutional Funds, BT Investment Portfolios, Morgan Grenfell Investment Trust, and VIT Funds.
2. A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
3. Mr. Hale is a director who is an "interested person" within the meaning of
   Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of DeAM, Inc. and a Managing Director of Deutsche Asset Management Americas, the US asset management unit of Deutsche Bank and its affiliates.

                  Ms. Olmert and Messrs. Hale, Hirsch and Rizzo also hold similar positions for other investment companies for which DeAM, Inc. or an affiliate serves as the advisor.


           Ownership in Securities of DeAM, Inc. and Related Companies

                  As reported to the Fund, Exhibit K to this Proxy Statement sets forth ownership by the Independent Director Nominees and their immediate family members of certain securities as of April 30, 2002.

                           Director Compensation Table

                  The following table sets forth the compensation paid to the Independent Directors by the Fund and the Fund Complex for the fiscal year ended March 31, 2002.

---------------------------------------------------------------------------------------------------------------
Name of Person,             Aggregate Compensation     Pension or Retirement       Total Compensation from
Position                    from the Fund Payable to   Benefits Accrued as Part    the Fund and the Fund
                            Directors                  of Fund Expenses            Complex Payable to
                                                                                   Directors
---------------------------------------------------------------------------------------------------------------
Richard T. Hale/1/          $0                         N/A                         $0
Chairman and President
---------------------------------------------------------------------------------------------------------------
Truman T. Semans            $0                         N/A                         $0
Director/1/
---------------------------------------------------------------------------------------------------------------
Richard R. Burt             $/2/                       N/A                         $_________ for service on
Director                                                                           ___ Boards
---------------------------------------------------------------------------------------------------------------
Joseph R. Hardiman          $/2/                       N/A                         $_________ for service on
Director                                                                           ___ Boards
---------------------------------------------------------------------------------------------------------------
Louis E. Levy               $/2/                       N/A                         $_________ for service on
Director                                                                           ___ Boards
---------------------------------------------------------------------------------------------------------------
Eugene J. McDonald          $/2/                       N/A                         $_________ for service on
Director                                                                           ___ Boards
---------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel            $/2/                       N/A                         $_________ for service on
Director                                                                           ___ Boards
---------------------------------------------------------------------------------------------------------------
Carl W. Vogt, Esq.          $/2/                       N/A                         $_________ for service on
Director                                                                           ___ Boards
---------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth         $/2/                       N/A                         $_________ for service on
Director                                                                           ___ Boards
---------------------------------------------------------------------------------------------------------------

      ____________
      1 A director who is, or may be, an 'interested person' as defined in the 1940 Act.
      2 Of amounts payable to Ms. Rimel and Messrs. Burt, Hardiman, Levy, McDonald, Vogt, and Wadsworth $, $, $, $, $, $ and $, respectively, was deferred pursuant to a deferred compensation plan.

                  The Board has established the Audit and Compliance Committee, the Nominating Committee, the Pricing Committee, the Compensation Committee and the Executive Committee. Each committee (except for the Pricing Committee) is composed of the current Independent Directors. In accordance with its written charter adopted by the Board of Directors, the Audit and Compliance Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and results of the audits and audit fees charged, and reviews the Fund's internal accounting procedures and controls. The Audit and Compliance Committee also considers the scope and amount of non-audit services provided to the Fund, its investment advisor and affiliates by the independent public accountants. The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board of Directors. The Nominating Committee will consider Director nominees recommended by shareholders. The Pricing Committee considers and acts upon all questions relating to valuation of the securities in the Fund which may arise between meetings of the Board. The Compensation Committee is responsible for reviewing the compensation paid to the Directors for its appropriateness, and making recommendations to the full Board with respect to the compensation of the Directors. The Executive Committee makes recommendations to the full Board with respect to the renewal of the Fund's agreements with its service providers. During the Fund's most recent fiscal year the Board held six meetings, the Audit and Compliance Committee held four meetings, the Nominating Committee held one meeting, the Pricing Committee held one meeting, the Compensation Committee did not meet and the Executive Committee held four meetings. No Director attended less than 75% of the applicable meetings. If the Nominees are elected to the Board, the Board will consider whether other committees should be organized after it has reviewed the needs of the Fund.

                  Mr. Hale, if elected, will not be a member of the Audit and Compliance Committee, the Nominating Committee, the Compensation Committee, or the Executive Committee.

Retirement Plan Information

                  Certain funds in the Fund Complex have adopted a retirement plan for Directors who are not employees of the Fund, [ICCC] or its respective affiliates (the "Retirement Plan"). The Retirement Plan is unfunded and unvested. On February 12, 2001, the Board of Directors of the Fund, as well as each fund participating in the Retirement Plan, voted to amend the Retirement Plan, effective January 1, 2001, as part of an overall review of the compensation paid to Directors. The amendments provide that no further benefits would accrue to any current or future directors and include a one-time payment of benefits accrued under the Retirement Plan to Directors, as calculated based on the following actuarial assumptions: (1) retirement benefits at later of age 65 and 10 years of service based on a 10% per year of service vesting schedule;
(2) a 6% interest rate; and (3) rounding all calculations to the next whole year as of January 1, 2001. At each Director's election, this one-time payment could be transferred into the Directors' Deferred Compensation Plan, described below.

                  Under the Retirement Plan in effect until December 31, 2000, the Fund has one participant, a Director who retired effective December 31, 1996, who qualified for the Retirement Plan by serving fourteen years as a Director and who will be paid a quarterly fee of $4,875 by certain funds in the Fund Complex for the rest of his life. Such fees are allocated to certain funds in the Fund Complex based upon the relative net assets of such funds to the Fund Complex.

                  Any Director of the Fund who receives fees from the Fund is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Burt, Hardiman, Levy, McDonald, Vogt, and Wadsworth, and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Directors may select from among the funds in the Fund Complex in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

Recommendation of the Board of Directors

                  The Board of Directors believes that coordinated governance through a unified board structure will benefit the Fund.

                  In their deliberations, the Board of Directors considered various matters related to the management and long-term welfare of the Fund. The Board considered, among other factors, that coordinated governance within the Fund Complex will reduce the possibility that the separate boards might arrive at conflicting or inconsistent decisions regarding the policies, strategies, operations and management of the Fund and the other DeAM Funds, and that this will help avoid costs, confusion and complexity resulting from different or conflicting decisions. While the Board will act in the manner it believes most appropriate for the Fund, the Board also considered that operating with a unified group of board members across the Fund Complex reduces the potential for these types of conflicts while preserving the insights and experience that can be contributed by individual members. In addition, the Board considered that a unified group board would also allow management to reduce the total number of board meetings it is required to attend and at which it would make repetitive presentations each year across the Fund Complex which can be expected to make the governance process more efficient. ICCC expends a significant amount of time and effort preparing and coordinating materials and presentations for board meetings. In many instances, presentations need to be made more than once on identical or similar issues. Adopting a unified group board structure would enable management to use time more efficiently.

                  The Board also considered that a unified group board structure benefits the Fund by creating an experienced group of Board members who understand the operations of the Fund and the Fund Complex and are exposed to the wide variety of issues that arise from overseeing different types of funds. The Board gave considerable weight to their expectation that the Fund will benefit from the diversity and experience of the Director Nominees that would be included in the expanded Board and from the experience that each Director Nominee will gain by serving on the boards of a diverse group of funds. The Board also considered, in light of the following transaction, the importance of greater breadth and depth of expertise on the Board. On April 5, 2002, Deutsche Bank acquired 100% of U.S.-based asset manager Zurich Scudder Investments ("Scudder") (the "Transaction"). The combined organization is the fourth largest asset manager in the world, with approximately $900 billion in assets under management. The Transaction is anticipated to provide greater breadth and geographic reach to the asset management services presently provided by the asset management entities of Deutsche Bank by making available additional investment expertise more effectively leveraged globally through a stronger investment platform in which research is fundamentally integrated with portfolio management. Because of the increased size and scope of Deutsche Asset Management after the Transaction, Deutsche Asset Management will seek to attract and retain talented people by providing a challenging work environment, competitive compensation and reward systems and professional development opportunities. Management intends to build a culture of teamwork, commitment, performance and mutual respect.

                  The Director Nominees have had distinguished careers in accounting, finance, marketing and other areas and will bring a wide range of expertise to the Board. Ten of the eleven nominees, if elected, would be Independent Directors. Independent Directors are charged with special responsibilities to provide an independent check on management and to approve advisory, distribution and similar agreements between the Fund and management. They also comprise the Board's Audit and Compliance, Nominating, Compensation and Executive Committees.

                  Therefore, after careful consideration, the Board, including the Independent Directors, recommends that the shareholders of the Fund vote "FOR" the election of the Director Nominees as set forth in this Proposal.

                  If the Director Nominees are elected by the shareholders, each Director Nominee will serve, effective the Effective Date, until his/her successor is duly elected and qualified or until his/her earlier resignation or removal. If the Director Nominees are not elected, the Board will consider what action is appropriate based upon the interests of the Fund's shareholders.

                   INFORMATION CONCERNING INDEPENDENT AUDITORS

                  The Fund's financial statements for its most recent fiscal year were audited by PricewaterhouseCoopers LLP ("PwC"), independent auditors. [In addition, PwC prepares the Fund's federal and state annual income tax returns and provides certain non-audit services to the Fund.] During the Board's most recent consideration of the selection of auditors for the Fund, the Board considered whether the provision of non-audit services to the Fund was compatible with maintaining PwC's independence. The Board of Directors of the Fund has selected PwC as the independent auditors for the Fund's fiscal year ending March 31, 2003. PwC has been the Fund's independent auditors since _________ ____. PwC has informed the Fund that it has no material direct or indirect financial interest in the Fund.

                  Representatives of PwC are not expected to be present at the Special Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

                  Audit Fees. The aggregate fees billed by PwC for professional services rendered for the audit of the Fund's annual financial statements for the most recent fiscal year and the review of the financial statements included in the Fund's reports to shareholders are $______.

                  Financial Information Systems Design and Implementation Fees. There were no fees billed by PwC for the most recent fiscal year for professional services rendered for financial information systems design and implementation services provided to the Fund, ICCC or entities that control, are controlled by or are under common control with ICCC that provide services to the Fund.

                  All Other Fees. There were $________ in fees billed by PwC for the most recent fiscal year for other services provided to the Fund, ICCC and entities that control, are controlled by or are under common control with ICCC that provide services to the Fund.

                                OTHER INFORMATION

Portfolio Transactions

                  For the fiscal year ended March 31, 2002, the Fund did not pay any brokerage commissions to affiliates of ICCC.

Principal Underwriter

                  The Fund's principal underwriter is ICC Distributors, Inc. They are located at One Portland Square, Portland, Maine 04104.

                                  VOTE REQUIRED

                  Approval of Proposals I and II requires the affirmative vote of a "majority" of the outstanding shares of a Series. "Majority" (as defined in the 1940 Act) means (as of the Record Date) the lesser of (a) 67% or more of the shares of the Series present at the special meeting, if the holders of more than 50% of the outstanding shares of the Series are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Series. Approval of Proposal III requires the affirmative vote of a plurality of all votes cast at the Special Meeting, provided that a quorum is present. Because abstentions and broker non-votes are treated as shares present but not voting, any abstentions and broker non-votes will have the effect of votes against Proposals I and II.

--------------------------------------------------------------------------------
      THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE
                SHAREHOLDERS VOTE "FOR" APPROVAL OF PROPOSALS I,
               II AND III. ANY UNMARKED PROXIES WILL BE SO VOTED.
--------------------------------------------------------------------------------

                  The Board is not aware of any other matters that will come before the Special Meeting. Should any other matter properly come before the Special Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

                  The Fund does not hold regular shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Fund at the address set forth on the cover of this Proxy Statement.

                  Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for the Fund's meeting. Timely submission of a proposal does not, however, necessarily mean that such proposal will be included.

                    SHAREHOLDERS' REQUEST FOR SPECIAL MEETING

                  Shareholders holding at least 10% of the Fund's outstanding voting securities (as defined in the 1940 Act) may require the calling of a meeting of shareholders for the purpose of voting on the removal of any Director of the Fund. Meetings of shareholders for any other purpose also shall be called by the Board of Directors when requested in writing by shareholders holding at least 10% of the shares then outstanding.

                  IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT THE DEUTSCHE ASSET MANAGEMENT SERVICE CENTER AT 1-800-730-1313.

--------------------------------------------------------------------------------
       SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING
        AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND
       SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, OR
         FOLLOW THE INSTRUCTIONS FOR VOTING BY TELEPHONE OR THROUGH THE
                         INTERNET ON THE ENCLOSED PROXY.
--------------------------------------------------------------------------------

                                   By Order of the Board of Directors,


                                   Daniel O. Hirsch, Assistant Secretary

June 10, 2002

--------------------------------------------------------------------------------
         THE BOARD OF DIRECTORS OF THE FUND HOPES THAT SHAREHOLDERS WILL
       ATTEND THE SPECIAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU
      ARE URGED TO COMPLETE, DATE, SIGN AND RETURN EACH ENCLOSED PROXY IN
      THE ACCOMPANYING ENVELOPE (OR FOLLOW THE INSTRUCTIONS FOR VOTING BY
           TELEPHONE OR THROUGH THE INTERNET ON THE ENCLOSED PROXY).
--------------------------------------------------------------------------------

                                                                       Exhibit A

----------------------------------------------------------------------------------------------------------
                                    SHARES OUTSTANDING AS OF RECORD DATE
----------------------------------------------------------------------------------------------------------
                            Fund                                          NUMBER OF SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------
Prime Series
----------------------------------------------------------------------------------------------------------
 Deutsche Bank Alex. Brown Cash Reserve Prime Shares
----------------------------------------------------------------------------------------------------------
 Deutsche Bank Alex. Brown Cash Reserve Prime Institutional
   Shares
----------------------------------------------------------------------------------------------------------
 Class A Shares
----------------------------------------------------------------------------------------------------------
 Class B Shares
----------------------------------------------------------------------------------------------------------
 Class C Shares
----------------------------------------------------------------------------------------------------------
 Quality Cash Reserve Shares
----------------------------------------------------------------------------------------------------------
Treasury Series
----------------------------------------------------------------------------------------------------------
 Deutsche Bank Alex. Brown Cash Reserve Treasury Shares
----------------------------------------------------------------------------------------------------------
 Deutsche Bank Alex. Brown Cash Reserve Treasury
   Institutional Shares
----------------------------------------------------------------------------------------------------------
Tax-Free Series
----------------------------------------------------------------------------------------------------------
 Deutsche Bank Alex. Brown Cash Reserve Tax-Free Shares
----------------------------------------------------------------------------------------------------------
 Deutsche Bank Alex. Brown Cash Reserve Tax-Free
   Institutional Shares
----------------------------------------------------------------------------------------------------------

                                                                       Exhibit B

5% Shareholders*
DEUTSCHE BANK ALEX. BROWN            Class A Shares                     Class B Shares                    Class C Shares
CASH RESERVE FUND,
INC.--PRIME SERIES

Name and Address of              Shares            Percent         Shares            Percent         Shares            Percent
-------------------              ------            -------         ------            -------         ------            -------
Beneficial Owner           Beneficially Owned     Ownership   Beneficially Owned    Ownership  Beneficially Owned      Ownership
----------------           ------------------     ---------   ------------------    ---------  ------------------      ---------
                                                     of                                of                                 of
                                                     --                                --                                 --
                                                 Outstanding                       Outstanding                        Outstanding
                                                 -----------                       -----------                        -----------
                                                    Shares                            Shares                             Shares
                                                    ------                            ------                             ------


* [The Directors, the Director Nominees, the executive officers of the Fund and the Directors and executive officers as a group own less than 1% of each class' outstanding shares.]

5% Shareholders*
DEUTSCHE BANK ALEX. BROWN      Cash Reserve Prime Shares      Cash Reserve Prime              Quality Cash Reserve Prime
CASH RESERVE FUND,                                            Institutional Shares                      Shares
INC.--PRIME SERIES
Name and Address of             Shares            Percent         Shares            Percent          Shares          Percent
-------------------             ------            -------         ------            -------          ------          -------
Beneficial Owner          Beneficially Owned     Ownership   Beneficially Owned    Ownership   Beneficially Owned    Ownership
----------------          ------------------     ---------   ------------------    ---------   ------------------    ---------
                                                    of                                of                                of
                                                    --                                --                                --
                                                Outstanding                       Outstanding                       Outstanding
                                                -----------                       -----------                       -----------
                                                   Shares                            Shares                            Shares
                                                   ------                            ------                            ------


* [The Directors, the Director Nominees, the executive officers of the Fund and the Directors and executive officers as a group own less than 1% of each class' outstanding shares.]

5% Shareholders*
DEUTSCHE BANK ALEX. BROWN             Cash Reserve Treasury Shares                       Cash Reserve Treasury
CASH RESERVE FUND,                                                                        Institutional Shares
INC.--TREASURY SERIES

Name and Address of               Shares              Percent Ownership            Shares            Percent Ownership
-------------------               ------              -----------------            ------            -----------------
Beneficial Owner             Beneficially Owned     of Outstanding Shares   Beneficially Owned     of Outstanding Shares
----------------             ------------------     ---------------------   ------------------     ---------------------

* [The Directors, the Director Nominees, the executive officers of the Fund and the Directors and executive officers as a group own less than 1% of each class' outstanding shares.]

5% Shareholders*
DEUTSCHE BANK ALEX. BROWN             Cash Reserve Tax-Free Shares                       Cash Reserve Tax-Free
CASH RESERVE FUND,                                                                        Institutional Shares
INC.--TAX-FREE SERIES

Name and Address of               Shares              Percent Ownership            Shares            Percent Ownership
-------------------               ------              -----------------            ------            -----------------
Beneficial Owner             Beneficially Owned     of Outstanding Shares   Beneficially Owned     of Outstanding Shares
----------------             ------------------     ---------------------   ------------------     ---------------------

* [The Directors, the Director Nominees, the executive officers of the Fund and the Directors and executive officers as a group own less than 1% of each class' outstanding shares.]

                                                                       Exhibit C

-------------------------------------------------------------------------------------------
                                                        Date Last Approved By Fund's
-------------------------------------------------------------------------------------------
    Series (Fiscal Year)     Date of Current
                           Advisory Agreement         Directors          Shareholders
-------------------------------------------------------------------------------------------
Prime Series (3/31)           June 4, 1999       September 25, 2001    October 7, 1999*
-------------------------------------------------------------------------------------------
Treasury Series (3/31)        June 4, 1999       September 25, 2001    October 7, 1999*
-------------------------------------------------------------------------------------------
Tax-Free Series (3/31)        June 4, 1999       September 25, 2001    October 7, 1999*
-------------------------------------------------------------------------------------------

* Submitted for shareholder vote because the merger on June 4, 1999 between Bankers Trust Corporation, the indirect parent of Investment Company Capital Corp. at that time, and a US subsidiary of Deutsche Bank AG may have arguably resulted in an assignment, and, therefore, termination of the investment advisory agreements.

                                                                       Exhibit D

        DEUTSCHE BANK ALEX. BROWN CASH RESERVE FUND, INC. - PRIME SERIES

                      FORM OF INVESTMENT ADVISORY AGREEMENT
                      -------------------------------------

         THIS AGREEMENT is made as of the ____ day of ________, 200_ by and between DEUTSCHE BANK ALEX. BROWN CASH RESERVE FUND, INC., a Maryland corporation (the "Fund"), and DEUTSCHE ASSET MANAGEMENT, INC., a Delaware corporation (the "Advisor"), with respect to the following recital of fact:

         WHEREAS, the Fund is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, the Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment advisor; and

         WHEREAS, the Fund's Articles of Incorporation authorize the Board of Directors of the Fund to classify or reclassify authorized but unissued shares of the Fund; and

         WHEREAS, the Fund's Board of Directors has authorized issuance of three series of shares with a par value of $.001 representing interests in three portfolios: the Prime Series, the Treasury Series and the Tax-Free Series (each of the existing portfolios and any portfolios hereafter added shall be referred to collectively as the "Series"); and

         WHEREAS, the Fund and the Advisor desire to enter into an agreement to provide investment advisory and administrative services for the Fund's Prime Series (the "Prime Series") on the terms and conditions hereinafter set forth;

         NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

         1. Appointment of Investment Advisor. The Fund hereby appoints the Advisor to act as the investment advisor to the Prime Series. The Advisor shall manage the Prime Series' affairs and shall supervise all aspects of the Prime Series' operations (except as otherwise set forth herein), including the investment and reinvestment of the cash, securities or other properties comprising the Prime Series' assets, subject at all times to the policies and control of the Fund's Board of Directors. The Advisor shall give the Prime Series the benefit of its best judgment, efforts and facilities in rendering its services as Advisor.

         2. Duties of Investment Advisor. In carrying out its obligations under
Section 1 hereof, the Advisor shall:

         (a) supervise and manage all aspects of the Prime Series' operations;

         (b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of the Prime Series;

         (c) provide the Prime Series with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors;

         (d) provide the Prime Series with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items for the Fund's principal office;

         (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Prime Series, and whether concerning the individual issuers whose securities are included in the Prime Series or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in the Prime Series;

         (f) determine which issuers and securities shall be represented in the Prime Series and regularly report thereon to the Fund's Board of Directors;

         (g) take all actions necessary to carry into effect the Fund's purchase and sale programs with respect to its Prime Series;

         (h) supervise the operations of the Prime Series' transfer and dividend disbursing agent;

         (i) provide the Prime Series with such administrative and clerical services for the maintenance of certain shareholder records, as are deemed advisable by the Fund's Board of Directors; and,

         (j) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the shareholders of the Prime Series and reports to and filings with the Commission and state Blue Sky authorities, which may be required for the Prime Series.

         3. Broker-Dealer Relationship. In the event that the Advisor is responsible for decisions to buy and sell securities for the Prime Series, broker-dealer selection, and negotiation of its brokerage commission rates, the Advisor's primary consideration in effecting a security transaction will be execution at the most favorable price. The Fund understands that a substantial majority of the Prime Series' transactions will be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Fund. Such principal transactions may, however, result in a profit to the market makers. In certain instances the Advisor may make purchases of underwritten issues at prices which include underwriting fees. In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Prime Series on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Directors may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to the Prime Series. The Advisor is further authorized to allocate the orders placed by it on behalf of the Prime Series to such brokers and dealers who also provide research or statistical material or other services to the Fund or the Advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocation regularly to the Board of Directors of the Fund, indicating the brokers to whom such allocations have been made and the basis therefor.

         4. Control by Board of Directors. Any management or supervisory activities undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Prime Series pursuant thereto, shall at all times be subject to any applicable directives of the Board of Directors of the Fund.

         5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

         (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder;

         (b) the provisions of the Registration Statement of the Fund under the Securities Act of 1933 and 1940 Act;

         (c) the provisions of the Articles of Incorporation, as amended;

         (d) the provisions of the By-Laws of the Fund, as amended; and

         (e) any other applicable provisions of state and federal law.

         6. Expenses. The expenses connected with the Prime Series shall be allocable between the Fund and the Advisor as follows:

         (a) The Advisor shall, subject to compliance with applicable banking regulations, furnish, at its expense and without cost to the Fund, the services of one or more officers of the Fund, to the extent that such officers may be required by the Fund for the proper conduct of its affairs.

         (b) The Fund assumes and shall pay or cause to be paid all other expenses of the Prime Series, including, without limitation, the Prime Series' allocable portion of the following expenses: payments to the Fund's distributor under the Prime Series' plans of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to Federal, State or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the directors of the Fund who are not interested persons (as defined in the 1940
    Act) of the Fund and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and directors) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

         7. Delegation of Advisory Services.

         (a) Subject to the prior approval of the members of the Fund's Board of Directors, including a majority of the Directors who are not "interested persons," as defined in the 1940 Act, and shareholders of the Prime Series, the Advisor may delegate to a sub-advisor certain of its duties enumerated in Section 2 hereof provided that the Advisor shall continue to supervise the performance of any such sub-advisor. The Advisor shall not be responsible for any such sub-advisor's performance under a sub-advisory agreement.

         (b) Subject to the prior approval of a majority of the members of the Fund's Board of Directors, including a majority of the Directors who are not "interested persons," as defined in the 1940 Act, the Advisor may, through a sub-advisory agreement or other arrangement, delegate to any other company that the Advisor controls, is controlled by, or is under common control with, or to specified employees of any such companies, or to more than one such company, to the extent permitted by applicable law, certain of the Advisor's duties enumerated in Section 2 hereof, and may adjust the duties of such entity, the portion of portfolio assets of the Series that such entity shall manage and the fees to be paid to such who are not "interested persons," as defined in the 1940 Act; provided, that the Advisor shall continue to supervise the services provided by such company or employees and any such delegation shall not relieve the Advisor of any of its obligations hereunder.

         (c) The Advisor may, but shall not be under any duty to, perform services on behalf of the Prime Series which are not required by this Agreement upon the request of the Fund's Board of Directors. Such services will be performed on behalf of the Prime Series and the Advisor's charge in rendering such services may be billed monthly to the Fund, subject to examination by the Fund's independent accountants. Payment or assumption by the Advisor of any Fund expense that the Advisor is not required to pay or assume under this Agreement shall not relieve the Advisor of any of its obligations to the Prime Series nor obligate the Advisor to pay or assume any similar Prime Series' expenses on any subsequent occasions.

         8. Compensation. For the services to be rendered and the expenses assumed by the Advisor, the Prime Series shall pay to the Advisor monthly compensation at an annual rate derived by: (1) calculating an amount equal to 0.30% of the first $500 million of the Fund's aggregate average daily net assets, 0.26% of the next $500 million of the Fund's aggregate average daily net assets, 0.25% of the next $500 million of the Fund's aggregate average daily net assets, 0.24% of the next $1 billion of the Fund's aggregate average daily net assets, 0.23% of the next $1 billion of the Fund's aggregate average daily net assets and 0.22% of that portion of the Fund's aggregate average daily net assets in excess of $3.5 billion; (2) applying to this amount a fraction equal to the net assets of the Prime Series divided by the net assets of the Fund; and
(3) adding an amount calculated daily and paid monthly, at the annual rate of 0.02% of the Prime Series' average daily net assets.

         Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Payment of the Advisor's compensation for the preceding month shall be made as promptly as possible.

         9. Non-Exclusivity. The services of the Advisor to the Fund are not to be deemed to be exclusive, and the Advisor shall be free to render investment advisory and corporate administrative or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers or directors of the Advisor may serve as officers or directors of the

Fund, and that officers or directors of the Fund may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.

         10. Term. This Agreement shall become effective at the close of business on the date hereof and shall continue in force and effect, subject to
Section 12 hereof, for two years from the date hereof.

         11. Renewal. Following the expiration of its initial two-year term, this Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

         (a) (i) by the Fund's Board of Directors or (ii) by the vote of a majority of the outstanding voting securities of the Prime Series (as defined in Section 2(a)(42) of the 1940 Act), and

         (b) by the affirmative vote of a majority of the directors who are not parties to this Agreement or "interested persons" of a party to this Agreement (other than as directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.

         12. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Fund's Board of Directors or by vote of a majority of the Prime Series' outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), or by the Advisor on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by either party. This Agreement will automatically terminate in the event of its assignment, the term "assignment" having the meaning defined in Section 2(a)(4) of the 1940 Act.

         13. Liability of Advisor. In the performance of its duties hereunder, the Advisor shall be obligated to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement, but the Advisor shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of the Advisor or its officers, directors or employees, or reckless disregard by the Advisor of its duties under this Agreement.

         14. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Fund for this purpose shall be One South Street, Baltimore, Maryland 21202 and the address of the Advisor for this purpose shall be 280 Park Avenue, New York, New York 10017.

         15. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Otherwise the provisions of this Agreement shall be interpreted in accordance with the laws of Maryland.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

[SEAL]                                    DEUTSCHE BANK ALEX. BROWN CASH
                                          RESERVE FUND, INC.

Attest: _____________________             By:____________________________
Name:   _____________________             Name:__________________________
                                          Title:_________________________



[SEAL]                                    DEUTSCHE ASSET MANAGEMENT, INC.

Attest: _____________________             By:____________________________
Name:   _____________________             Name:__________________________
                                          Title:_________________________

                                                                       Exhibit E

       DEUTSCHE BANK ALEX. BROWN CASH RESERVE FUND, INC. - TREASURY SERIES

                      FORM OF INVESTMENT ADVISORY AGREEMENT
                      -------------------------------------

         THIS AGREEMENT is made as of the ____ day of ________, 200_ by and between DEUTSCHE BANK ALEX. BROWN CASH RESERVE FUND, INC., a Maryland corporation (the "Fund"), and DEUTSCHE ASSET MANAGEMENT, INC., a Delaware corporation (the "Advisor"), with respect to the following recital of fact:

         WHEREAS, the Fund is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, the Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment advisor; and

         WHEREAS, the Fund's Articles of Incorporation authorize the Board of Directors of the Fund to classify or reclassify authorized but unissued shares of the Fund; and

         WHEREAS, the Fund's Board of Directors has authorized issuance of three series of shares with a par value of $.001 representing interests in three portfolios: the Prime Series, the Treasury Series and the Tax-Free Series (each of the existing portfolios and any portfolios hereafter added shall be referred to collectively as the "Series"); and

         WHEREAS, the Fund and the Advisor desire to enter into an agreement to provide investment advisory and administrative services for the Fund's Treasury Series (the "Treasury Series") on the terms and conditions hereinafter set forth;

         NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

         1. Appointment of Investment Advisor. The Fund hereby appoints the Advisor to act as the investment advisor to the Treasury Series. The Advisor shall manage the Treasury Series' affairs and shall supervise all aspects of the Treasury Series' operations (except as otherwise set forth herein), including the investment and reinvestment of the cash, securities or other properties comprising the Treasury Series' assets, subject at all times to the policies and control of the Fund's Board of Directors. The Advisor shall give the Treasury Series the benefit of its best judgment, efforts and facilities in rendering its services as Advisor.

         2. Duties of Investment Advisor. In carrying out its obligations under
Section 1 hereof, the Advisor shall:

         (a) supervise and manage all aspects of the Treasury Series' operations;

         (b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of the Treasury Series;

         (c) provide the Treasury Series with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors;

         (d) provide the Treasury Series with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items for the Fund's principal office;

         (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Treasury Series, and whether concerning the individual issuers whose securities are included in the Treasury Series or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in the Treasury Series;

         (f) determine which issuers and securities shall be represented in the Treasury Series and regularly report thereon to the Fund's Board of Directors;

         (g) take all actions necessary to carry into effect the Fund's purchase and sale programs with respect to its Treasury Series;

         (h) supervise the operations of the Treasury Series' transfer and dividend disbursing agent;

         (i) provide the Treasury Series with such administrative and clerical services for the maintenance of certain shareholder records, as are deemed advisable by the Fund's Board of Directors; and,

         (j) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the shareholders of the Treasury Series and reports to and filings with the Securities and Exchange Commission (the "SEC") and state Blue Sky authorities, which may be required for the Treasury Series.

         3. Broker-Dealer Relationship. In the event that the Advisor is responsible for decisions to buy and sell securities for the Treasury Series, broker-dealer selection, and negotiation of its brokerage commission rates, the Advisor's primary consideration in effecting a security transaction will be execution at the most favorable price. The Fund understands that a substantial majority of the Treasury Series' transactions will be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Fund. Such principal transactions may, however, result in a profit to the market makers. In certain instances the Advisor may make purchases of underwritten issues at prices which include underwriting fees. In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Treasury Series on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Directors may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to the Treasury Series. The Advisor is further authorized to allocate the orders placed by it on behalf of the Treasury Series to such brokers and dealers who also provide research or statistical material or other services to the Fund or the Advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocation regularly to the Board of Directors of the Fund, indicating the brokers to whom such allocations have been made and the basis therefor.

         4. Control by Board of Directors. Any management or supervisory activities undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Treasury Series pursuant thereto, shall at all times be subject to any applicable directives of the Board of Directors of the Fund.

         5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

         (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder;

         (b) the provisions of the Registration Statement of the Fund on behalf of a Series under the Securities Act of 1933 and 1940 Act;

         (c) the provisions of the Articles of Incorporation, as amended;

         (d) the provisions of the By-Laws of the Fund, as amended; and

         (e) any other applicable provisions of state and federal law.

         6. Expenses. The expenses connected with the Treasury Series shall be allocable between the Fund and the Advisor as follows:

         (a) The Advisor shall, subject to compliance with applicable banking regulations, furnish, at its expense and without cost to the Fund, the services of one or more of its officers of the Fund, to the extent that such officers may be required by the Fund for the proper conduct of its affairs.

         (b) The Fund assumes and shall pay or cause to be paid all other expenses of the Fund on behalf of a Series, including, without limitation, the Treasury Series' allocable portion of the following expenses: payments to the Fund's distributor under the Treasury Series' plans of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to Federal, State or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the directors of the Fund who are not interested persons (as defined in the 1940 Act) of the Fund and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and directors) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

         7. Delegation of Advisory Services.

         (a) Subject to the prior approval of the members of the Board of Directors, including a majority of the Directors who are not "interested persons," as defined in the 1940 Act, and shareholders of the Treasury Series, the Advisor may delegate to a sub-advisor certain of its duties enumerated in Section 2 hereof provided that the Advisor shall continue to supervise the performance of any such sub-advisor. The Advisor shall not be responsible for such sub-advisor's performance under a sub-advisory agreement.

         (b) Subject to the prior approval of a majority of the members of the Fund's Board of Directors, including a majority of the Directors who are not "interested persons," as defined in the 1940 Act, the Advisor may, through a sub-advisory agreement or other arrangement, delegate to any other company that the Advisor controls, is controlled by, or is under common control with, or to specified employees of any such companies, or to more than one such company, to the extent permitted by applicable law, certain of the Advisor's duties enumerated in Section 2 hereof, and may adjust the duties of such entity, the portion of portfolio assets of the Series that such entity shall manage and the fees to be paid to such entity, subject to the prior approval of the members of the Fund's Board of Directors who are not "interested persons," as defined in the 1940 Act; provided, that the Advisor shall continue to supervise the services provided by such company or employees and any such delegation shall not relieve the Advisor of any of its obligations hereunder.

         (c) The Advisor may, but shall not be under any duty to, perform services on behalf of the Treasury Series which are not required by this Agreement upon the request of the Fund's Board of Directors. Such services will be performed on behalf of the Treasury Series and the Advisor's charge in rendering such services may be billed monthly to the Fund, subject to examination by the Fund's independent accountants. Payment or assumption by the Advisor of any Fund expense that the Advisor is not required to pay or assume under this Agreement shall not relieve the Advisor of any of its obligations to the Treasury Series nor oblige the Advisor to pay or assume any similar Treasury Series' expenses on any subsequent occasions.

         8. Compensation. For the services to be rendered and the expenses assumed by the Advisor, the Treasury Series shall pay to the Advisor monthly compensation at an annual rate derived by: (1) calculating an amount equal to 0.30% of the first $500 million of the Fund's aggregate average daily net assets, 0.26% of the next $500 million of the Fund's aggregate average daily net assets, 0.25% of the next $500 million of the Fund's aggregate average daily net assets, 0.24% of the next $1 billion of the Fund's aggregate average daily net assets, 0.23% of the next $1 billion of the Fund's aggregate average daily net assets and 0.22% of that portion of the Fund's aggregate average daily net assets in excess of $3.5 billion; and (2) applying to this amount a fraction equal to the net assets of the Treasury Series divided by the net assets of the Fund.

         Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Payment of the Advisor's compensation for the preceding month shall be made as promptly as possible.

         9. Non-Exclusivity. The services of the Advisor to the Fund are not to be deemed to be exclusive, and the Advisor shall be free to render investment advisory and corporate administrative or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers or directors of the Advisor may serve as officers or directors of the Fund, and that officers or directors of the Fund may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.

         10. Term. This Agreement shall become effective at the close of business on the date hereof and shall continue in force and effect, subject to
Section 12 hereof, for two years from the date hereof.

         11. Renewal. Following the expiration of its initial two-year term, this Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

         (a) (i) by the Fund's Board of Directors or (ii) by the vote of a majority of the outstanding voting securities of the Treasury Series (as defined in Section 2(a)(42) of the 1940 Act), and

         (b) by the affirmative vote of a majority of the directors who are not parties to this Agreement or "interested persons" of a party to this Agreement (other than as directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.

         12. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Fund's Board of Directors or by vote of a majority of the Treasury Series' outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), or by the Advisor on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by either party. This Agreement will automatically terminate in the event of its assignment, the term "assignment" having the meaning defined in Section 2(a)(4) of the 1940 Act.

         13. Liability of Advisor. In the performance of its duties hereunder, the Advisor shall be obligated to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement, but the Advisor shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of the Advisor or its officers, directors or employees, or reckless disregard by the Advisor of its duties under this Agreement.

         14. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Fund for this purpose shall be One South Street, Baltimore, Maryland 21202 and the address of the Advisor for this purpose shall be 280 Park Avenue, New York, New York 10017.

         15. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Otherwise the provisions of this Agreement shall be interpreted in accordance with the laws of Maryland.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.


[SEAL]                                    DEUTSCHE BANK ALEX. BROWN CASH
                                          RESERVE FUND, INC.


Attest: _____________________             By:____________________________
Name:   _____________________             Name:__________________________
                                          Title:_________________________




[SEAL]                                    DEUTSCHE ASSET MANAGEMENT, INC.


Attest: _____________________             By:____________________________
Name:   _____________________             Name:__________________________
                                          Title:_________________________

                                                                       Exhibit F

       DEUTSCHE BANK ALEX. BROWN CASH RESERVE FUND, INC. - TAX-FREE SERIES

                      FORM OF INVESTMENT ADVISORY AGREEMENT

         THIS AGREEMENT is made as of the ____ day of ________, 200_ by and between DEUTSCHE BANK ALEX. BROWN CASH RESERVE FUND, INC., a Maryland corporation (the "Fund"), and DEUTSCHE ASSET MANAGEMENT, INC., a Delaware corporation (the "Advisor"), with respect to the following recital of fact:

         WHEREAS, the Fund is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, the Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment advisor; and

         WHEREAS, the Fund's Articles of Incorporation authorize the Board of Directors of the Fund to classify or reclassify authorized but unissued shares of the Fund; and

         WHEREAS, the Fund's Board of Directors has authorized issuance of three series of shares with a par value of $.001 representing interests in three portfolios: the Prime Series, the Tax-Free Series and the Tax-Free Series (each of the existing portfolios and any portfolios hereafter added shall be referred to collectively as the "Series"); and

         WHEREAS, the Fund and the Advisor desire to enter into an agreement to provide investment advisory and administrative services for the Fund's Tax-Free Series (the "Tax-Free Series") on the terms and conditions hereinafter set forth;

         NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

         1. Appointment of Investment Advisor. The Fund hereby appoints the Advisor to act as the investment advisor to the Tax-Free Series. The Advisor shall manage the affairs of the Tax-Free Series and shall supervise all aspects of the Tax-Free Series' operations (except as otherwise set forth herein), including the investment and reinvestment of the cash, securities or other properties comprising the Tax-Free Series' assets, subject at all times to the policies and control of the Fund's Board of Directors. The Advisor shall give the Tax-Free Series the benefit of its best judgment, efforts and facilities in rendering its services as Advisor.

         2. Duties of Investment Advisor. In carrying out its obligations under
Section 1 hereof, the Advisor shall:

         (a) supervise and manage all aspects of the Tax-Free Series' operations;

         (b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of the Tax-Free Series;

         (c) provide the Tax-Free Series with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors;

         (d) provide the Tax-Free Series with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items for the Fund's principal office;

         (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Tax-Free Series, and whether concerning the individual issuers whose securities are included in the Tax-Free Series or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in the Tax-Free Series;

         (f) determine which issuers and securities shall be represented in the Tax-Free Series and regularly report thereon to the Fund's Board of Directors;

         (g) take all actions necessary to carry into effect the Fund's purchase and sale programs with respect to its Tax-Free Series;

         (h) supervise the operations of the Tax-Free Series' transfer and dividend disbursing agent;

         (i) provide the Tax-Free Series with such administrative and clerical services for the maintenance of certain shareholder records, as are deemed advisable by the Fund's Board of Directors; and,

         (j) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the shareholders of the Tax-Free Series and reports to and filings with the Securities and Exchange Commission (the "SEC") and state Blue Sky authorities, which may be required for the Tax-Free Series.

         3. Broker-Dealer Relationship. In the event that the Advisor is responsible for decisions to buy and sell securities for the Tax-Free Series, broker-dealer selection, and negotiation of its brokerage commission rates, the Advisor's primary consideration in effecting a security transaction will be execution at the most favorable price. The Fund understands that a substantial majority of the Tax-Free Series' transactions will be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Fund. Such principal transactions may, however, result in a profit to the market makers. In certain instances the Advisor may make purchases of underwritten issues at prices which include underwriting fees. In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Tax-Free Series on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Directors may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to the Tax-Free Series. The Advisor is further authorized to allocate the orders placed by it on behalf of the Tax-Free Series to such brokers and dealers who also provide research or statistical material or other services to the Fund or the Advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocation regularly to the Board of Directors of the Fund, indicating the brokers to whom such allocations have been made and the basis therefor.

         4. Control by Board of Directors. Any management or supervisory activities undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Tax-Free Series pursuant thereto, shall at all times be subject to any applicable directives of the Board of Directors of the Fund.

         5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

         (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder;

         (b) the provisions of the Registration Statement of the Fund under the Securities Act of 1933 and 1940 Act;

         (c) the provisions of the Articles of Incorporation, as amended;

         (d) the provisions of the By-Laws of the Fund, as amended; and

         (e) any other applicable provisions of state and federal law.

         6. Expenses. The expenses connected with the Tax-Free Series shall be allocable between the Fund and the Advisor as follows:

         (a) The Advisor shall, subject to compliance with applicable banking regulations, furnish, at its expense and without cost to the Fund, the services of one or more of its officers, to the extent that such officers may be required by the Fund for the proper conduct of its affairs.

         (b) The Fund assumes and shall pay or cause to be paid all other expenses of the Tax-Free Series, including, without limitation, the Tax-Free Series' allocable portion of the following expenses: payments to the Fund's distributor under the Fund's plan of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to Federal, State or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the directors of the Fund who are not interested persons (as defined in the 1940 Act) of the Fund and of independent accountants, in connection with any matter relating to the Fund;

    membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and directors) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

         7. Delegation of Advisory Services.

         (a) Subject to the prior approval of the members of the Fund's Board of Directors, including a majority of the Directors who are not "interested persons, " as defined in the 1940 Act, and shareholders of the Tax-Free Series, the Advisor may delegate to a sub-advisor certain to its duties enumerated in Section 2 hereof provided that the Advisor shall continue to supervise the performance of any such sub-advisor and shall report regularly thereon to the Fund's Board of Directors. The Advisor shall not be responsible for any such sub-advisor's performance under a sub-advisory agreement.

         (b) Subject to the prior approval of a majority of the members of the Fund's Board of Directors, including a majority of the Directors who are not "interested persons," as defined in the 1940 Act, the Advisor may, through a sub-advisory agreement or other arrangement, delegate to any other company that the Advisor controls, is controlled by, or is under common control with, or to specified employees of any such companies, or to more than one such company, to the extent permitted by applicable law, certain of the Advisor's duties enumerated in Section 2 hereof, and may adjust the duties of such entity, the portion of portfolio assets of the Series that such entity shall manage and the fees to be paid to such entity, subject to the prior approval of the members of the Fund's Board of Directors who are not "interested persons," as defined in the 1940 Act; provided, that the Advisor shall continue to supervise the services provided by such company or employees and any such delegation shall not relieve the Advisor of any of its obligations hereunder.

         (c) The Advisor may, but shall not be under any duty to, perform services on behalf of the Tax-Free Series which are not required by this Agreement upon the request of the Fund's Board of Directors. Such services will be performed on behalf of the Tax-Free Series and the Advisor's charge in rendering such services may be billed monthly to the Fund, subject to examination by the Fund's independent accountants. Payment or assumption by the Advisor of any Fund expense that the Advisor is not required to pay or assume under this Agreement shall not relieve the Advisor of any of its obligations to the Tax-Free Series nor oblige the Advisor to pay or assume any similar expenses on any subsequent occasions.

         8. Compensation. For the services to be rendered and the expenses assumed by the Advisor, the Tax-Free Series shall pay to the Advisor monthly compensation at an annual rate derived by: (1) calculating an amount equal to 0.30% of the first $500 million of the Fund's aggregate average daily net assets, 0.26% of the next $500 million of the Fund's aggregate average daily net assets, 0.25% of the next $500 million of the Fund's aggregate average daily net assets, 0.24% of the next $1 billion of the Fund's aggregate average daily net assets, 0.23% of the next $1 billion of the Fund's aggregate average daily net assets and 0.22% of that portion of the Fund's aggregate average daily net assets in excess of $3.5 billion; (2) applying to this amount a fraction equal to the net assets of the Tax-Free Series divided by the net assets of the Fund; and (3) adding an amount calculated daily and paid monthly, at the annual rate of 0.03% of the Tax-Free Series' average daily net assets.

         Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Payment of the Advisor's compensation for the preceding month shall be made as promptly as possible.

         9. Non-Exclusivity. The services of the Advisor to the Fund are not to be deemed to be exclusive, and the Advisor shall be free to render investment advisory and corporate administrative or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers or directors of the Advisor may serve as officers or directors of the Fund, and that officers or directors of the Fund may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.

         10. Term. This Agreement shall become effective at the close of business on the date hereof and shall continue in force and effect, subject to
Section 12 hereof, for two years from the date hereof.

         11. Renewal. Following the expiration of its initial two-year term, this Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

         (a) (i) by the Fund's Board of Directors or (ii) by the vote of a majority of the outstanding voting securities of the Tax-Free Series (as defined in Section 2(a)(42) of the 1940 Act), and

         (b) by the affirmative vote of a majority of the directors who are not parties to this Agreement or "interested persons" of a party to this Agreement (other than as directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.

         12. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Fund's Board of Directors or by vote of a majority of the Tax-Free Series' outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), or by the Advisor on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by either party. This Agreement will automatically terminate in the event of its assignment, the term "assignment" having the meaning defined in Section 2(a)(4) of the 1940 Act.

         13. Liability of Advisor. In the performance of its duties hereunder, the Advisor shall be obligated to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement, but the Advisor shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of the Advisor or its officers, directors or employees, or reckless disregard by the Advisor of its duties under this Agreement.

         14. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Fund for this purpose shall be One South Street, Baltimore, Maryland 21202 and the address of the Advisor for this purpose shall be 280 Park Avenue, New York, New York 10017.

         15. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Otherwise the provisions of this Agreement shall be interpreted in accordance with the laws of Maryland.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.


[SEAL]                                    DEUTSCHE BANK ALEX. BROWN CASH
                                          RESERVE FUND, INC.


Attest: _____________________             By:____________________________
Name:   _____________________             Name:__________________________
                                          Title:_________________________


[SEAL]                                    DEUTSCHE ASSET MANAGEMENT, INC.


Attest: _____________________             By:____________________________
Name:   _____________________             Name:__________________________
                                          Title:_________________________

                                                                       Exhibit G

                                  ADVISORY FEES

I.  Rates of Compensation under the Current Advisory Agreements

The Prime Series shall pay to the Advisor monthly compensation at an annual rate derived by: (1) calculating an amount equal to 0.30% of the first $500 million of the Fund's aggregate average daily net assets, 0.26% of the next $500 million of the Fund's aggregate average daily net assets, 0.25% of thenext $500 million of the Fund's aggregate average daily net assets, 0.24% of the next $1 billion of the Fund's aggregate average daily net assets, 0.23% of the next $1 billion of the Fund's aggregate average daily net assets and 0.22% of that portion of the Fund's aggregate average daily net assets in excess of $3.5 billion; (2) applying to this amount a fraction equal to the net assets of the Prime Series divided by the net assets of the Fund; and (3) adding an amount calculated daily and paid monthly, at the annual rate of 0.02% of the Prime Series' average daily net assets.

The Treasury Series* shall pay to the Advisor monthly compensation at an annual rate derived by: (1) calculating an amount equal to 0.30% of the first $500 million of the Fund's aggregate average daily net assets, 0.26% of the next $500 million of the Fund's aggregate average daily net assets, 0.25% of the next $500 million of the Fund's aggregate average daily net assets, 0.24% of the next $1 billion of the Fund's aggregate average daily net assets, 0.23% of the next $1 billion of the Fund's aggregate average daily net assets and 0.22% of that portion of the Fund's aggregate average daily net assets in excess of $3.5 billion; and (2) applying to this amount a fraction equal to the net assets of the Treasury Series divided by the net assets of the Fund.


* The Advisor has contractually agreed to waive its fee for the Treasury Series by 0.05%. This agreement will continue until July 31, 2002 and may be extended.


The Tax-Free Series shall pay to the Advisor monthly compensation at an annual rate derived by: (1) calculating an amount equal to 0.30% of the first $500 million of the Fund's aggregate average daily net assets, 0.26% of the next $500 million of the Fund's aggregate average daily net assets, 0.25% of the next $500 million of the Fund's aggregate average daily net assets, 0.24% of the next $1 billion of the Fund's aggregate average daily net assets, 0.23% of the next $1 billion of the Fund's aggregate average daily net assets and 0.22% of that portion of the Fund's aggregate average daily net assets in excess of $3.5 billion; (2) applying to this amount a fraction equal to the net assets of the Tax-Free Series divided by the net assets of the Fund; and (3) adding an amount calculated daily and paid monthly, at the annual rate of 0.03% of the Tax-Free Series' average daily net assets.


II.  Aggregate Advisory Fees

For its investment advisory services, ICCC was paid the following amounts for the Fund's fiscal year ended March 31, 2002:

----------------------------------------------------------------------------------------------------------------------
            Series                  Fee Before Waivers               Fee Waivers               Fee After Waivers
----------------------------------------------------------------------------------------------------------------------
Prime Series                                 $                            $                            $
----------------------------------------------------------------------------------------------------------------------
Treasury Series                              $                            $                            $
----------------------------------------------------------------------------------------------------------------------
Tax-Free Series                              $                            $                            $
----------------------------------------------------------------------------------------------------------------------

III.  Transfer Agency, Accounting and Custody Fees

For its transfer agency and accounting services, ICCC was paid the following amounts for the Fund's fiscal year ended March 31, 2002:

   ------------------------------------------------------------------------------------------------------------
                 Series                      Transfer Agency Fees               Accounting Service Fees
   ------------------------------------------------------------------------------------------------------------
   Prime Series                                       $                                    $
   ------------------------------------------------------------------------------------------------------------
   Treasury Series                                    $                                    $
   ------------------------------------------------------------------------------------------------------------
   Tax-Free Series                                    $                                    $
   ------------------------------------------------------------------------------------------------------------

Deutsche Bank Trust, an affiliate of ICCC, was paid the following amounts for providing custody services for the Fund's fiscal year ended March 31, 2002:

         -------------------------------------------------------------------------------------
                          Series                            Custody Fees
         -------------------------------------------------------------------------------------
         Prime Series                                            $
         -------------------------------------------------------------------------------------
         Treasury Series                                         $
         -------------------------------------------------------------------------------------
         Tax-Free Series                                         $
         -------------------------------------------------------------------------------------

                                                                       Exhibit H

              [Principal occupations of each director and principal
                           executive officer of ICCC]

                                    [To Come]




              [Principal occupations of each director and principal
                        executive officer of DeAM, Inc.]

                                    [To Come]

                                                                       Exhibit I

           [Investment Companies Advised or Subadvised by DeAM, Inc. ]

                                    [To Come]


                                                                       Exhibit J

-----------------------------------------------------------------------------------------------------------------
                                                                        Aggregate Dollar Range of Ownership as
                                                                        of April 30, 2002 in all Funds Overseen
                                                                           or to be Overseen by Director or
               Director                  Dollar Range of Beneficial        Director Nominee in the Family of
                                           Ownership in the Fund/1/              Investment Companies/2/
Independent Director Nominees
-----------------------------------------------------------------------------------------------------------------
Richard R. Burt                       $____________(Prime Series)
                                      $__________(Treasury Series)
                                      $___________(Tax-Free Series)
-----------------------------------------------------------------------------------------------------------------
S. Leland Dill                        None (Prime Series)              $50,001-$100,000
                                      None (Treasury Series)
                                      None (Tax-Free Series)
-----------------------------------------------------------------------------------------------------------------
Martin J. Gruber                      None (Prime Series)
                                      None (Treasury Series)
                                      None (Tax-Free Series)
-----------------------------------------------------------------------------------------------------------------
Joseph R. Hardiman                    $___________ (Prime Series)      Over $100,000
                                      $_________ (Treasury Series)
                                      $__________ (Tax-Free Series)
-----------------------------------------------------------------------------------------------------------------
Richard J. Herring                    None (Prime Series)              $50,001-$100,000
                                      None (Treasury Series)
                                      None (Tax-Free Series)
-----------------------------------------------------------------------------------------------------------------
Graham E. Jones                       None (Prime Series)              $50,001-$100,000
                                      None (Treasury Series)
                                      None (Tax-Free Series)
-----------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                      None (Prime Series)              Over $100,000
                                      None (Treasury Series)
                                      None (Tax-Free Series)
-----------------------------------------------------------------------------------------------------------------
Philip Saunders, Jr.                  None (Prime Series)
                                      None (Treasury Series)
                                      None (Tax-Free Series)
-----------------------------------------------------------------------------------------------------------------
William N. Searcy                     None (Prime Series)              $1-$10,000
                                      None (Treasury Series)
                                      None (Tax-Free Series)
-----------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                   None (Prime Series)              $50,001-$100,000
                                      None (Treasury Series)
                                      None (Tax-Free Series)
-----------------------------------------------------------------------------------------------------------------
Interested Director Nominees
-----------------------------------------------------------------------------------------------------------------
Richard T. Hale                       $____________(Prime Series)      Over $100,000
                                      $___________(Treasury Series)
                                      $___________(Tax-Free Series)
-----------------------------------------------------------------------------------------------------------------

___________
1. Securities beneficially owned as defined under the Securities Exchange Act of 1934 (the "1934 Act") include direct and or indirect ownership of securities where the director's economic interest is tied to the securities, employment ownership and securities when the director can exert voting power and when the trustee has authority to sell the securities. The dollar ranges are:
   None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,001.
2. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000,
   over $100,001. The funds overseen by the directors in the family of investment companies consist of the following: Flag Investors Communications Fund, Flag Investors Equity Partners Fund, Flag Investors Value Builder Fund, Emerging Growth Fund, Real Estate Securities Fund, Short-Intermediate Income Fund, Deutsche Bank Alex. Brown Cash Reserve Fund Prime Series, Deutsche Bank Alex. Brown Cash Reserve Fund Tax-Free Series, Deutsche Bank Alex. Brown Cash Reserve Fund Treasury Series, Top 50 World Fund, Top 50 World Portfolio, Top 50 US Fund, Top 50 US Portfolio, Top 50 Asia Fund, Top 50 Asia Portfolio, Top 50 Europe Fund, Top 50 Europe Portfolio, European Mid-Cap Fund, European Mid-Cap Portfolio, Japanese Equity Fund, Japanese Equity Portfolio, Global Financial Services Fund, Global Biotechnology Fund, Global Technology Fund, Growth Opportunity Fund, BT Investment Funds: Cash Management Fund, Tax Free Money Fund, Treasury Money Fund, International Equity Fund, Mid Cap Fund, Lifecycle Long Range Fund, Lifecycle Mid Range Fund, Lifecycle Short Range Fund, Small Cap Fund, Quantitative Equity Fund, PreservationPlus Income Fund, Global Equity Fund; BT Advisor Funds: EAFE(R) Equity Index Fund, US Bond Index Fund; BT Pyramid Mutual Funds: Money Market Fund, Equity 500 Index Fund, Asset Management Fund, PreservationPlus Fund; BT Institutional Funds:
   Cash Management Fund, Cash Reserves Fund, Treasury Money Fund, International Equity Fund, Equity 500 Index Fund, Liquid Assets Fund, Daily Assets Fund, Treasury Assets Fund, Cash Management Portfolio, Treasury Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Asset Management Portfolio, Capital Appreciation Portfolio; BT Investment Portfolios: Asset Management Portfolio II, Asset Management Portfolio III, Liquid Assets Portfolio, EAFE Equity Index Portfolio, Small Cap Portfolio, US Bond Index Portfolio, PreservationPlus Portfolio, PreservationPlus Income Portfolio, Quantitative Equity Portfolio, Daily Assets Portfolio; Morgan Grenfell Investment Trust: Fixed Income Fund, Short-Term Fixed Income Fund, Municipal Bond Fund, Short-Term Municipal Bond Fund, High Yield Bond Fund, Total Return Bond Fund, European Equity Fund, Micro Cap Fund, International Select Equity Fund, Emerging Markets Equity Fund, Emerging Markets Debt Fund; and VIT
   Funds: Equity 500 Index Fund, Small Cap Index Fund, EAFE Equity Index Fund, and NASDAQ-100 Index Fund.

                                                                       Exhibit K

           Ownership in Securities of DeAM, Inc. and Related Companies

                                                                                   Value of
                                                                                   Securities     Percent of
                                Owner and                                          on an          Class on an
                                Relationship to                        Title of    Aggregate      Aggregate
Director Nominees               Director             Company*          Class       Basis          Basis
-----------------               --------             --------          -----       -----          -----
Richard R. Burt
S. Leland Dill
Martin J. Gruber
Joseph R. Hardiman
Richard J. Herring
Graham E. Jones
Rebecca W. Rimel
Philip Saunders, Jr.
William N. Searcy
Robert H. Wadsworth

[*Describe the company's relationship with the Fund's investment advisor or underwriter]

                               FORM OF PROXY CARD

[DEUTSCHE BANK LOGO]
[DEUTSCHE ASSET MANAGEMENT]
MUTUAL FUND SERVICES -- LEGAL DEPARTMENT
[CODE]

One South Street
Baltimore, Maryland  21202-3220
To vote by Telephone

1)    Read the Proxy Statement and have the Proxy card below at hand.
2)    Call 1-800-____-_____.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

To vote by Internet

1)    Read the Proxy Statement and have the Proxy card below at hand.
2)    Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

DO NOT RETURN YOUR PROXY CARD IF YOU VOTE BY PHONE OR INTERNET.

TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:




                Deutsche Bank Alex. Brown Cash Reserve Fund, Inc.
                                  Prime Series

                                One South Street
                            Baltimore, Maryland 21202

                  PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
                    1:30 p.m., Eastern time, on July 30, 2002

         The undersigned hereby appoints Bruce A. Rosenblum, Tammie Lee and Savonne L. Ferguson and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of stock that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the "Special Meeting"), on the matters set forth on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

         All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of Proposals I, II and III. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting and, for Proposals I and II will have the effect of votes AGAINST the Proposals.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                           WITH RESPECT TO YOUR FUND.
                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                          FOR PROPOSALS I, II AND III.
                          ---

                     UNLESS VOTING BY TELEPHONE OR INTERNET,
                    PLEASE SIGN AND DATE BELOW AND MAIL THIS
                PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                            KEEP THIS PORTION FOR YOUR RECORDS.
                                            DETACH AND RETURN THIS PORTION ONLY.

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DEUTSCHE BANK ALEX. BROWN CASH RESERVE FUND, INC.--PRIME SERIES
YOUR VOTE IS IMPORTANT.  PLEASE SIGN, DATE AND MAIL THIS PROXY

CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title below.)

Vote on Directors

III.  Election of Messrs. (01) Richard Burt, (02) S. Leland Dill,
      (03) Richard Hale, (04) Joseph Hardiman, (05) Graham Jones,   For All   Withhold All  For All Except: To withhold authority
      (06) Philip Saunders, (07) William Searcy and (08) Robert                                             to vote, mark "For All
      Wadsworth, Drs. (09) Martin Gruber and (10) Richard Herring    [  ]        [  ]           [  ]        Except" and write the
      and (11) Ms. Rebecca Rimel as Directors of the Board.                                                 nominee's number on
                                                                                                            the line below.

                                                                                                            _________________

Vote on Proposals

I.     Approval of a New Advisory
       Agreement with Deutsche Asset
       Management, Inc.                 FOR  [ ] AGAINST  [ ] ABSTAIN [ ]


------------------------------------------------------------

------------------------------------------------------------
      Signature (Please sign within box)        Date


          II.   Approval of a change in the
                Prime Series' concentration
                policy.                FOR  [ ] AGAINST  [ ] ABSTAIN [ ]

          The appointed proxies will vote on any other business as may properly come before the Special Meeting

          Receipt of the Notice and the Joint Proxy Statement, dated ______ __, 2002 (the "Proxy Statement"), is hereby acknowledged.

            --------------------------------------------------------

            --------------------------------------------------------
                    Signature (Joint Owners)            Date

[DEUTSCHE BANK LOGO]
[DEUTSCHE ASSET MANAGEMENT]
MUTUAL FUND SERVICES -- LEGAL DEPARTMENT
[Code]

One South Street
Baltimore, Maryland  21202-3220
To vote by Telephone

1)    Read the Proxy Statement and have the Proxy card below at hand.
2)    Call 1-800-____-_____.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

To vote by Internet

1)    Read the Proxy Statement and have the Proxy card below at hand.
2)    Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

DO NOT RETURN YOUR PROXY CARD IF YOU VOTE BY PHONE OR INTERNET.

TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:



                Deutsche Bank Alex. Brown Cash Reserve Fund, Inc.
                                 Treasury Series

                                One South Street
                            Baltimore, Maryland 21202

                  PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
                    1:30 p.m., Eastern time, on July 30, 2002

       The undersigned hereby appoints Bruce A. Rosenblum, Tammie Lee and Savonne L. Ferguson and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of stock that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the "Special Meeting"), on the matters set forth on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

       All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of Proposals I and III. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting and, for Proposal I will have the effect of votes AGAINST the Proposal.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                WITH RESPECT TO YOUR FUND. THE BOARD OF DIRECTORS
                   RECOMMENDS A VOTE FOR PROPOSALS I AND III.
                                     ---

          UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN AND DATE
           BELOW AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED
                                    ENVELOPE.

                                            KEEP THIS PORTION FOR YOUR RECORDS.
                                            DETACH AND RETURN THIS PORTION ONLY.

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DEUTSCHE BANK ALEX. BROWN CASH RESERVE FUND, INC.--TREASURY SERIES YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND MAIL THIS PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title below.)


Vote on Directors

III.  Election of Messrs. (01) Richard Burt, (02) S. Leland Dill,
      (03) Richard Hale, (04) Joseph Hardiman, (05) Graham Jones,   For All   Withhold All  For All Except: To withhold authority
      (06) Philip Saunders, (07) William Searcy and (08) Robert                                             to vote, mark "For All
      Wadsworth, Drs. (09) Martin Gruber and (10) Richard Herring    [  ]        [  ]           [  ]        Except" and write the
      and (11) Ms. Rebecca Rimel as Directors of the Board.                                                 nominee's number on
                                                                                                            the line below.

                                                                                                            _________________

Vote on Proposal

I.     Approval of a New Advisory
       Agreement with Deutsche Asset
       Management, Inc.                 FOR  [ ] AGAINST  [ ] ABSTAIN  [ ]


------------------------------------------------------------

------------------------------------------------------------
      Signature (Please sign within box)        Date

       The appointed proxies will vote on any other business as may properly come before the Special Meeting

       Receipt of the Notice and the Joint Proxy Statement, dated ______ __, 2002 (the "Proxy Statement"), is hereby acknowledged.

           --------------------------------------------------------------

           --------------------------------------------------------------
                    Signature (Joint Owners)              Date

[DEUTSCHE BANK LOGO]
[DEUTSCHE ASSET MANAGEMENT]
MUTUAL FUND SERVICES -- LEGAL DEPARTMENT
[Code]

One South Street
Baltimore, Maryland  21202-3220
To vote by Telephone

1)    Read the Proxy Statement and have the Proxy card below at hand.
2)    Call 1-800-____-_____.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

To vote by Internet

1)    Read the Proxy Statement and have the Proxy card below at hand.
2)    Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

DO NOT RETURN YOUR PROXY CARD IF YOU VOTE BY PHONE OR INTERNET.

TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:


                Deutsche Bank Alex. Brown Cash Reserve Fund, Inc.
                                 Tax-Free Series

                                One South Street
                            Baltimore, Maryland 21202

                  PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
                    1:30 p.m., Eastern time, on July 30, 2002

         The undersigned hereby appoints Bruce A. Rosenblum, Tammie Lee and Savonne L. Ferguson and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of stock that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the "Special Meeting"), on the matters set forth on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

         All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of Proposals I and III. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting and, for Proposal I will have the effect of votes AGAINST the Proposal.

                 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
                OF DIRECTORS WITH RESPECT TO YOUR FUND. THE BOARD
                         OF DIRECTORS RECOMMENDS A VOTE
                            FOR PROPOSALS I AND III.
                            ---

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN AND
DATE BELOW AND MAIL THIS PROXY CARD PROMPTLY
USING THE ENCLOSED ENVELOPE.

                                            KEEP THIS PORTION FOR YOUR RECORDS.

                                            DETACH AND RETURN THIS PORTION ONLY.
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


DEUTSCHE BANK ALEX. BROWN CASH RESERVE FUND, INC.--TAX-FREE SERIES YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND MAIL THIS PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title below.)


Vote on Directors

III.  Election of Messrs. (01) Richard Burt, (02) S. Leland Dill,
      (03) Richard Hale, (04) Joseph Hardiman, (05) Graham Jones,   For All   Withhold All  For All Except: To withhold authority
      (06) Philip Saunders, (07) William Searcy and (08) Robert                                             to vote, mark "For All
      Wadsworth, Drs. (09) Martin Gruber and (10) Richard Herring    [  ]        [  ]           [  ]        Except" and write the
      and (11) Ms. Rebecca Rimel as Directors of the Board.                                                 nominee's number on
                                                                                                            the line below.

                                                                                                            _________________

Vote on Proposal

I.     Approval of a New Advisory
       Agreement with Deutsche Asset
       Management, Inc.                 FOR  [ ] AGAINST  [ ] ABSTAIN  [ ]

---------------------------------------------------------------

---------------------------------------------------------------
       Signature (Please sign within box)           Date


       The appointed proxies will vote on any other business as may properly come before the Special Meeting

       Receipt of the Notice and the Joint Proxy Statement, dated ______ __, 2002 (the "Proxy Statement"), is hereby acknowledged.

          ----------------------------------------------------------

          ----------------------------------------------------------
                   Signature (Joint Owners)             Date